SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14a

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

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The National Security Group, Inc.

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661 East Davis Street, Elba, Alabama 36323

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

MAY 15, 2009

  To the Stockholders of The National Security Group, Inc.:

Notice is hereby given of the Annual Meeting of Stockholders of The National Security Group, Inc., a Delaware corporation (the "Company"), to be held at the principal executive offices of the Company, 661 East Davis Street, Elba, Alabama, on Friday, May 15, 2009, at 10:00 a.m. for the purpose of considering and acting upon the following:

1.	The election of four (4) members to the Board of Directors to serve three-year terms until their successors are duly elected and qualified;

2.	To ratify selection of independent auditors;

3.	To approve an amendment to the Certificate of Incorporation regarding number of authorized but unissued shares;

4.	To approve The National Security Group, Inc. 2009 Equity Incentive Plan; and

5.	The transaction of such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

The close of business on March 30, 2009, has been fixed as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders. Stockholders are cordially invited to attend the Annual Meeting in person.

Important Notice Regarding Internet Availability of Proxy Materials for May 15, 2009 Stockholder Meeting: This Proxy Statement and our Annual Report to Stockholders for the year ended December 31, 2008, are available at http://www.nationalsecuritygroup.com/public/investors/proxy/

The Company’s Proxy Statement is submitted herewith, together with the Annual Report for the year ended December 31, 2008.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Bette Ham
Bette Ham
Secretary

Elba, Alabama

April 16, 2009

YOUR VOTE IS IMPORTANT

Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Early submittal of your proxy will not prevent you from voting your shares in person if you desire to attend, as your proxy is revocable at your option.

661 East Davis Street, Elba, Alabama 36323

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 15, 2009

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The National Security Group, Inc. (the “Company”), to be voted at the Annual Meeting of the stockholders of the Company to be held at 10:00 a.m. (Central Time) on May 15, 2009, at the Conference Center located adjacent to the principal executive offices of the Company, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (“Annual Meeting”). This Proxy Statement, dated April 16, 2009, is being mailed to holders of the Company common stock on or about March 30, 2009.

At the Annual Meeting, the stockholders of the Company will vote on matters noted in the proxy. If the enclosed proxy is properly signed and returned, your shares will be voted on all matters that properly come before the Annual Meeting for a vote. If instructions are specified in your signed proxy with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are so specified, your shares will be voted "FOR" the election of the persons nominated as directors in the proxy statement and “FOR” the ratification of selection of independent auditors. So far as is now known, there is no business to be acted upon at the Annual Meeting other than as set forth above, and it is not anticipated that other matters will be brought before the Annual Meeting. If, however, other appropriate matters are duly brought before the Annual Meeting, the persons appointed as proxy agents will have discretion to vote or act thereon according to their own judgment.

Whether or not you attend the Annual Meeting, your vote is important. Accordingly, you are asked to sign and return the accompanying proxy, regardless of the number of shares you own. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy. Shares of common stock represented by a properly executed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum without regard to whether the proxy is marked as casting a vote for or against or abstaining with respect to a particular matter. In addition, shares of common stock represented by "broker non-votes" (i.e., shares of common stock held in record name by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, (ii) the broker or nominee does not have discretionary voting power or (iii) the record holder has indicated that it does not have authority to vote such shares on the matter) generally will be treated as present for the purposes of determining a quorum. The affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required for the election of the nominees to the Board of Directors. With respect to this matter, an abstention will have the same effect as a negative vote, but because shares held by brokers will not be considered entitled to vote on matters as to which brokers would hold authority, a broker non-vote will have no effect on the vote.

The Board of Directors has fixed the close of business on March 30, 2009, as the record date for the determination of stockholders who are entitled to notice of, and to vote at the Annual Meeting and any adjournments thereof. On the record date, the Company had outstanding 2,466,600 shares of common stock, the holders of which are entitled to one vote per share. No shares of any other class of common stock are issued or outstanding.

The Company has retained Registrar and Transfer Company to assist in the distribution of proxy materials and solicitation of votes. The Company bears all costs associated with the distribution and solicitation.

REVOCABILITY OF PROXY

A proxy may be revoked at any time prior to its exercise (i) by filing with the Secretary of the Company either an instrument revoking the proxy or a duly executed proxy bearing a later date or (ii) by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting by itself will not revoke a proxy.

ITEM 1: ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

The Bylaws of the Company provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The term of each director is three years and the terms are staggered to provide for the election of one class of directors each year. A total of four Directors will be elected at the Annual Meeting. Four “Nominees” have been nominated by the Board of Directors for election to serve three-year terms: Winfield Baird, Fleming G. Brooks, Jack E. Brunson, and Walter Wilkerson. All of the Nominees are currently serving as Directors of the Company.

The persons named in the enclosed proxy intend to vote "FOR" the election of the Nominees unless the proxy is marked to indicate that such authorization is expressly withheld. Should any of the Nominees be unable to accept nomination or election (which the Board of Directors does not expect) or should any other vacancy have occurred in the Board, it is the intention of the persons named in the enclosed proxy to vote for the election of the person or persons whom the Board of Directors recommends.

The following tables set forth the names and certain information concerning the Nominees and each other Director who will continue to serve (the "Continuing Directors") as a Director of the Company after the Annual Meeting:

NOMINEES

Name	Positions Held with the Company	Age at December 31, 2008	Director/Advisory Board Since*
Winfield Baird	Director	76	1964
Fleming G. Brooks	Director	63	2004
Jack E. Brunson	President NSFC/Director	52	1999
Walter Wilkerson	Director	61	1984

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES AS DIRECTORS.

CONTINUING DIRECTORS

Name	Age at December 31, 2008	Director Since*	End of Present Term
Carolyn Brunson	82	1978	2010
W. L. Brunson, Jr.	50	1999	2011
Fred Clark, Jr.	49	1996	2011
Frank B. O'Neil	55	2004	2010
Donald Pittman	48	2002	2010
L. Brunson White	52	2002	2010
Mickey L. Murdock	66	1976	2011
Paul Wesch	54	2002	2011

*In 1990 National Security Insurance Company was reorganized as a holding company system pursuant to a plan of exchange whereby The National Security Group, Inc., (the "Company"), became the holding company for National Security Insurance Company (the "Life Company"), and its prior subsidiaries: National Security Fire & Casualty Company (the "Fire Company"), and NATSCO, Inc. ("NATSCO"). Subsequently Omega One Insurance Company (“Omega One”) was formed as a wholly owned subsidiary of the Fire Company. References to tenure with the Company (in the above table and in the following biographical section) include the individual's tenure with the Life Company prior to the reorganization.

Nominees

WINFIELD BAIRD is a Chartered Financial Analyst, and currently a financial advisor with Baird Financial Management in Birmingham, Alabama. He previously served as President of Investment Counselors of Alabama, Inc. He was formerly a partner and manager at the Birmingham office of J. C. Bradford & Company.

FLEMING G. BROOKS is Chairman of the Board of Brooks Peanut Company, Inc. of Samson, Alabama and various affiliates of that Company. He either serves currently or has served in the past, various positions with associations of the agricultural community.

JACK E. BRUNSON, has served as a director since 1999 and as President of the Fire Company since 1997. He also serves on the Boards of Directors of the Fire Company and Omega One. He joined the Company in 1982. Mr. Brunson is a Chartered Property and Casualty Underwriter.

WALTER P. WILKERSON is a certified public accountant and partner in the firm of Brunson, Wilkerson, Bowden & Associates, P.C. in Enterprise, Alabama.

Continuing Non-Employee Directors

CAROLYN BRUNSON presently serves as the Managing Partner of Brunson Properties (formerly the W. L. Brunson Estate), a family partnership engaged in investments.

FRED CLARK, JR. is currently President and Chief Executive Officer of Alabama Municipal Electric Authority in Montgomery, Alabama. He was formerly Executive Director of The Electric Cities of Alabama and Executive Director of the Alabama Farmers Federation, President of Alabama Rural Electric Association of Cooperatives, Montgomery, Alabama, State Director for U. S. Senator Richard Shelby, Legislative Representative for National Rural Electric Cooperative Association and Legislative Assistant to U. S. Senator Howell Heflin.

FRANK B. O’NEIL is Senior Vice President, Corporate Communications and Investor Relations and Assistant Corporate Secretary of ProAssurance Corporation (NYSE: PRA) of Birmingham, Alabama. He is a member of National Investor Relations Institute and the American Society of Corporate Secretaries and is a member of the Board of Directors of the Alabama Insurance Planning Commission.

DONALD S. PITTMAN has been in the private practice of law since June of 1988, in Enterprise, Alabama. He is a member of the Coffee County, State of Alabama and American Bar Associations.

PAUL C. WESCH currently serves on the Board of Directors and is General Counsel and Executive Vice President of The Mitchell Company, Inc., a southeastern real estate development firm in Mobile, Alabama. He is a member of the Mobile County, State of Alabama and American Bar Associations.

L. BRUNSON WHITE is Vice President and Chief Information Officer of Energen Corporation (NYSE:EGN), a diversified energy company headquartered in Birmingham, Alabama. Mr. White has worked for Energen Corporation for 29 years in the areas of planning, development and technology.

Continuing Employee Directors

W. L. BRUNSON, JR., has served as a director since 1999 and as President and Chief Executive Officer of the Company since 2000. He also holds the position of President of the Life Company. He joined the Company in 1983. Mr. Brunson is also a Director of the Fire Company, NATSCO, the Life Company, and Omega One. Mr. Brunson is a member of the Alabama State Bar.

MICKEY L. MURDOCK has served as a director since 1976 and as Senior Vice President. From 1982 to 2002 he served as Chief Financial Officer and Treasurer of the Company. Prior to that time, he served as Vice President and Controller of the Company. He joined the Company in 1970. Mr. Murdock is also a Director of the Life Company, the Fire Company, Omega One, and NATSCO. Mr. Murdock is a Certified Public Accountant.

INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

Corporate Governance

The system of governance followed by the Company is codified in the Policy on Corporate Governance, Senior Financial Officers’ Code of Ethics and the charters of the Nominating and Audit Committees of the Board of Directors. The guidelines provided in these documents are intended to give surety that the Board will have the necessary power and practices in place to review and evaluate the Company’s business operations and to make decisions that are independent of the Company’s management.

The corporate governance documents, including committee charters, are reviewed periodically and updated when necessary to reflect changes in practice and regulatory requirements. The Board has five committees: an Audit Committee, a Compensation Committee, a Dividend Committee, a Nominating Committee and an Executive Committee. The corporate governance policy and code of ethics are both posted on the Company’s website at www.nationalsecuritygroup.com/investor. If you would like to receive a copy of the corporate governance documents, send your request in writing to The National Security Group, Inc., Office of the Corporate Secretary, 661 East Davis Street, Elba, Alabama 36323.

Meetings and Executive Sessions of the Board

The Board of Directors holds regularly scheduled quarterly meetings. The table below provides current membership and meeting information for each of the Board committees for the calendar year.

Name	Audit	Compensation	Dividend	Nominating	Executive
Winfield Baird				X	X
Fleming G. Brooks			X*	X
Carolyn E. Brunson			X		X
Jack E. Brunson			X
W. L. Brunson, Jr.					X
Fred Clark, Jr.		X		X*	X
Mickey L. Murdock
Frank B. O'Neil		X
Donald Pittman	X*
Paul C. Wesch		X*
L. Brunson White	X
Walter P. Wilkerson	X				X
Total meetings in calendar year 2008	9	4	4	3	0

* Committee Chairperson

During the last full calendar year, the Board of Directors of the Company held four regularly scheduled meetings and no special meetings. Executive sessions of independent directors followed each regularly scheduled board meeting. All directors attended at least 75% of the meetings of the Board of Directors and the committees on which they served during calendar year 2008. The Company has not adopted a formal policy regarding Board members’ attendance at the Company’s annual stockholder meetings; however, the Company encourages all Board members to attend the annual stockholder meetings. Each of the Company’s directors attended the 2008 Annual Meeting of Stockholders.

The following provides a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants at its discretion when it is believed the services of said persons are necessary to carry out the committee’s responsibilities. The Board of Directors has determined that each member of each committee meets the standards of independence under the NASDAQ listing standards.

Compensation Committee

The primary responsibilities of the Compensation Committee include: responsibility for recommending officers, setting the salaries of officers, setting fees for directors, approval of officer bonuses and presenting such information to the Board of Directors for full consideration.

Audit Committee

The Audit Committee assists the Board in its supervisory function, specifically in the oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company. Responsibilities include overseeing the Company’s internal accounting function as well as compliance with applicable legal, ethical and regulatory requirements. The Committee is also charged with the appointment, compensation, retention and oversight of the Company’s independent auditor. The Committee has confidence in the expertise and knowledge of management and the independent auditor. The Committee relies on management and the independent auditor in carrying out the duties with which it is charged. The Committee’s duties are described in detail in the Audit Committee Charter. The Board has designated Walter P. Wilkerson as the audit committee financial expert as defined by the Securities and Exchange Commission rules.

Dividend Committee

The key responsibility of the Dividend Committee is to determine the amount of dividends paid to stockholders and recommend such payments for consideration to the full Board.

Nominating Committee

The key responsibilities of the Nominating Committee are to determine the slate of director nominees for election to the Company’s Board of Directors and identify and propose candidates to fill vacancies occurring between annual stockholder meetings. No procedure has been established by the committee for considering nominations by the stockholders.

Executive Committee

The Executive Committee is empowered by the by-laws to act with the authority of the full board when necessary should events arise in which the full board is unavailable. There have been no meetings of the Executive Committee.

Independent Directors

The Board evaluates the independence of each director in accordance with applicable laws and regulations, the listing standards of the NASDAQ Stock Market and the standards set forth in the Policy on Corporate Governance. The Board has determined that the following directors are considered independent based on the aforementioned guidelines: Winfield Baird, Fleming G. Brooks, Fred Clark, Jr., Frank B. O’Neil, Donald S. Pittman, Paul C. Wesch, L. Brunson White and Walter P. Wilkerson.

Stockholder Communications with Directors

A stockholder who would like to communicate directly with the Board, a committee of the Board, the non-employee directors as a group or with an individual director, should send the communication to: The National Security Group, Inc.

Office of the Corporate Secretary

Board of Directors [or committee name, the non-employee directors as a group or director’s name, as appropriate]

661 East Davis Street

           Elba, Alabama 36323

All communications will be compiled by the Corporate Secretary of the Company and submitted to the Board on a periodic basis.

STOCK OWNERSHIP OF DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

The following table sets forth information as of December 31, 2008, as to the number of shares of Company common stock beneficially owned by (a) each of the Company's directors, (b) the nominees for director and (c) the directors and executive officers of the Company as a group.

SHARES OF COMMON STOCK BENEFICIALLY OWNED

Names	Number of Shares Owned	[1]	Percent of Common Stock
Winfield Baird	118,409		4.80%
Carolyn E. Brunson	389,175	[2]	15.78%
Jack E. Brunson	67,015	[3]	2.72%
W. L. Brunson, Jr.	81,876	[4]	3.32%
Fred Clark, Jr.	121,077	[5]	4.91%
Mickey L. Murdock	23,285		0.94%
Donald Pittman	39,620		1.61%
James B. Saxon*	23,112		0.94%
Paul C. Wesch	7,372		0.30%
L. Brunson White	14,876		0.60%
Walter P. Wilkerson	6,834		0.28%
Fleming G. Brooks	13,550		0.55%
Frank B. O'Neil	1,100		0.04%

Directors and Officers (as a group, 15 persons including persons named above)	926,792	[6]	37.57%

*Mr. Saxon retired from the Board in April 2004, and continues to serve in the capacity of director emeritus (non-voting member of the board)

[1]For purposes of this table, an individual is considered to "beneficially own" any shares of the Company if he or she directly or indirectly has or shares (i) voting power, which includes power to vote or direct voting of the shares; or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. All amounts include stock held in a spouse's name.

[2]Includes stock held in Brunson Properties, a partnership (W.L. Brunson Estate), Carolyn E. Brunson and W. L. Brunson, Jr., Managing Partners.

[3]Includes 45,641 shares held in Jack R. Brunson Estate. Jack E. Brunson and Barbara A. Brunson co-trustees.

[4]Includes 71,490 shares held by the Jerry B. Brunson Marital Trust and the Jerry B. Brunson Family Trust. Sara B. Brunson and W. L. Brunson, Jr. co-trustees. W. L. Brunson, Jr. disclaims beneficial ownership of these shares.

[5] Includes 119,877 shares held in Trust by Clark’s Investment Group, Ltd.
[6] Includes 36,140 units held in 401-K plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The family relationships, not more remote than first cousin, which exist among the directors and nominees as of December 31, 2008, are as follows:

Mrs. Carolyn Brunson is the mother of W. L. Brunson, Jr.; W. L. Brunson, Jr., Donald S. Pittman and Jack E. Brunson are first cousins. Mr. James Saxon (Director Emeritus) is the uncle of L. Brunson White. See also the discussion under the heading "Compensation Committee Interlocks and Insider Participation."

ITEM 2: RATIFICATION OF COMPANY INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has selected Warren, Averett, Kimbrough & Marino as the Company’s independent auditors for the calendar year ending December 31, 2009, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Representatives of the firm are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Warren, Averett, Kimbrough & Marino, as the Company’s independent auditors is not required by the Company’s by-laws or otherwise. However, the Board is submitting the selection of Warren, Averett, Kimbrough & Marino to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent auditing firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum representing a majority of all outstanding shares of common stock of the Company is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE
SELECTION OF INDEPENDENT AUDITORS.

DISCLOSURE OF AUDIT FEES

Aggregate fees for professional services rendered for the Company by Barfield, Murphy, Shank & Smith, PC billed for the years ended December 31, 2008 and 2007, were as follows:

Year Ended December 31	2008	%	2007	%
Audit Fees(1)	$177,605	85%	$136,854	80%
Audit-Related Fees(2)	11,223	5%	11,835	7%
Tax Fees(3)	18,780	9%	9,626	6%
All Other Fees(4)	1,030	0%	12,796	7%
Total	$208,638	100%	$171,111	100%

(1)

Audit Fees were for professional services rendered in connection with the review and audit of the Company’s annual financial statements for the year ended December 31, 2008, and same period for the prior year as well as for the review of the Company’s interim financial statements included in quarterly reports on Form 10-Q during the year ended December 31, 2008, and same period for the prior year.

(2)	Audit-Related Fees were for professional services rendered in connection with employee benefit plan audits.
(3)	Tax Fees were for tax related services and totaled approximately $18,780. The audit committee does not consider the tax related fees of $18,780 to impair the auditor’s independence.
(4)	All Other Fees were for meetings with management regarding the Company’s SEC comment letter and IRS audit work in 2008 and for certain out of pocket expenses.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee of the Board of Directors believes its policies and procedures should remain flexible in order to: best react to changing conditions; to ensure to the directors and stockholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements; and to ensure that the corporate accounting and reporting practices of the corporation are of the highest quality. In carrying out its responsibilities, the audit committee pre-approves audit fees as well as reviews and approves the scope of the proposed audit, audit procedures and other services to be performed.

ITEM 3: APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION

REGARDING NUMBER OF AUTHORIZED SHARES

The Board of Directors has determined the number of authorized shares of the Company’s common stock should be reduced from 10,000,000 to 3,000,000. Currently the Company has 2,466,600 shares issued. The Board unanimously adopted a resolution to reduce the number of shares. The reduction of authorized shares requires an amendment to the Company’s certificate of incorporation which requires stockholder approval. The primary purpose of the reduction is to reduce Delaware franchise taxes with regard to the large number of unissued shares of which the Company does not foresee an immediate need to issue.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION REGARDING THE NUMBER OF AUTHORIZED BUT UNISSUED SHARES

ITEM 4: APPROVAL OF EQUITY INCENTIVE PLAN

  At its April 2009 meeting, our Board of Directors, upon recommendation of the Compensation Committee, adopted the National Security Group 2009 Equity Incentive Plan (the “2009 Equity Plan”) to be effective upon approval of the plan by our stockholders at the 2009 Annual Meeting. If approved by the stockholders, future equity compensation awards will be granted under the 2009 Equity Plan. The Board of Directors has recommended that the 2009 Equity Plan be submitted to the stockholders for approval for the following reasons:

▪	The 2009 Equity Plan will serve as the source of shares of Common Stock available for equity based incentive compensation for our employees and directors.

▪

The Compensation Committee desires to encourage stock ownership by our key employees through equity-based incentive compensation. The adoption of the 2009 Equity Plan will enable the Compensation Committee, as administrator of the plan, to award equity-based incentive compensation to our key employees from shares of Common Stock.

Description of the 2009 Equity Plan  The following constitutes a brief discussion of the material features of the 2009 Equity Plan. The description is subject to, and qualified by reference to, the definitive terms of the 2009 Equity Plan, which is set forth in its entirety as Exhibit A to this Proxy Statement.

Purpose.  The purpose of the 2009 Equity Plan is to further our corporate profitability and growth in our share value by offering equity or other proprietary interests in The National Security Group, Inc. to those key officers, employees, consultants and directors who will be largely responsible for such growth. A further purpose of the 2009 Equity Plan is to enhance our ability to recruit and retain qualified executives and key employees through long-term incentive compensation in the form of equity or other proprietary interests in The National Security Group, Inc..

Effective Date.  If approved by our stockholders at the 2009 Annual Meeting, the 2009 Equity Plan will be the source for incentive awards in annual periods beginning after December 31, 2008.

Administration.  The Compensation Committee will be responsible for the administration of the 2009 Equity Plan. The charter of the Compensation Committee requires that each member be an “independent director” under the corporate governance listing standards of NASDAQ Stock Market, and a “non-employee director” as defined in SEC Rule 16b-3. The 2009 Equity Plan also requires that each member be an “outside director” as defined in Code Section 162(m). The Compensation Committee will select from eligible participants those persons who in its judgment have the opportunity to influence our long-term profitability. The committee will determine the awards to be made to participants under the 2009 Equity Plan and the conditions upon which awards will become payable under the plan.

Eligibility.  The Compensation Committee may designate any of our employees or directors as participants in the 2009 Equity Plan and may also select as participants persons engaged by The National Security Group, Inc. to provide services as a consultant or advisor, except that performance shares may be granted only to our employees. An employee is any person (including an officer) who is employed by The National Security Group, Inc. or a subsidiary in a continuous and regular salaried relationship.

Awards.  The Compensation Committee has the authority to make the following type of equity-based awards to participants under the 2009 Equity Plan: (1) performance shares; (2) stock options; (3) stock appreciation rights; (4) restricted stock; (5) restricted units; and (6) other stock based awards. No participant may receive more than a total of 50,000 shares of Common Stock subject to awards granted to such participant under the 2009 Equity Plan in any calendar year.

Available Shares.  Our Board of Directors has authorized the issuance of up to 200,000 shares of Common Stock under the 2009 Equity Plan. The shares may be made available from our authorized and unissued shares of Common Stock or from treasury shares. Awards payable solely in cash are not deducted from the number of shares available for issuance under the 2009 Equity Plan unless paid upon the exercise of a stock appreciation right. Shares subject to awards that are forfeited or cancelled will again be available for issuance under new awards under the 2009 Equity Plan.

The Compensation Committee is required to adjust the shares authorized under the 2009 Equity Plan and outstanding awards as necessary to preserve, but not to enlarge, the benefits under the 2009 Equity Plan as a result of a stock split, stock dividend, recapitalization, warrant or rights offering, or other similar event. In such event, the Compensation Committee may, in such manner as the committee deems equitable, adjust the number and kind of shares which may be awarded in the future under the 2009 Equity Plan, the number and kinds of shares subject to outstanding awards under the 2009 Equity Plan, and the grant, base or exercise price of any outstanding awards. In addition, the Compensation Committee may, in its discretion, modify the terms of outstanding awards in anticipation of any of the previously described corporate events or transactions as well as any merger, consolidation or exchange of shares involving The National Security Group, Inc. in order to settle the awards in cash, accelerate vesting or exercisability of awards, provide for the assumption or conversion of such awards, modify the performance targets and performance periods for performance shares, or effect any combination of the foregoing. The Compensation Committee has no authority to make adjustments solely as a result of the decline in the market value of our Common Stock.

Performance Shares.  A performance share is the equivalent of one share of Common Stock which becomes vested and nonforfeitable upon the attainment of performance objectives established by the Compensation Committee. The Compensation Committee establishes the performance objectives and the length of the performance period to attain such objectives at the time a performance share is awarded. The committee may prescribe different conditions for different participants. If the committee intends for performance shares awarded to an executive to qualify as performance based compensation under Code Section 162(m), the performance objectives must relate to at least one of the criteria listed below:

•	Profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures);

•	Earnings (earnings per share or other corporate earnings measures);

•	Net income (before or after taxes, operating income or other income measures);

•	Cash (cash flow, cash generation or other cash measures);

•	Stock price or performance;

•	Total stockholder return (stock price appreciation divided by beginning share price);

•	Economic value added;

•	Return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales);

•	Market share;

•	Improvements in capital structure;

•	Combined ratio, operating ratio or any component thereof such as loss ratio, underwriting expense ratio, investment income ratio or a combination thereof;

•	Business expansion (acquisitions);

•	Increase in book value;

•	Premium revenue;

•	Total revenue;

•	Investment income;

•	Cost reduction measures; or

•	Strategic plan development and implementation.

The performance objectives for performance shares may be described in terms of companywide objectives or in terms of objectives that relate to the performance of the participant or a subsidiary, division, region or function within the company, or in terms of relative performance as compared to an outside reference or peer group.

The Compensation Committee will determine whether the performance objectives for the performance shares awarded to a participant have been attained at the end of the performance period, or if one or more interim periods are authorized by the committee, at the end of an interim period within the performance period. If the committee determines that such performance objectives have been obtained, the participant will be entitled to receive payment for each performance share in an amount equal to the value of one share of Common Stock on the date of payment. Unless otherwise directed by the Compensation Committee, payment is to be made partly in shares of Common Stock and partly in cash, with the cash portion being approximately equal to the withholding required for taxes.

Stock Options and Stock Appreciation Rights.  The Compensation Committee may grant participants incentive stock options within the meaning of Section 422 of the Code or nonqualified stock options that fail to meet one or more requirements of an incentive stock option. The exercise price for each option must not be less than 100% of the market value of a share of Common Stock on the date of grant. Under the terms of the 2009 Equity Plan, the options become exercisable in five equal annual installments or at such other time(s) as may be specified by the Compensation Committee at the time of grant. Options may be exercised upon payment of the exercise price to The National Security Group, Inc.. The exercise price is payable in cash or by delivery of shares of Common Stock having a market value equal to the option price. A participant may effect a “cashless exercise” by directing The National Security Group, Inc. to withhold shares otherwise issuable upon the exercise of the option with a market value equal to the option price.

A Stock Appreciation Right, or SAR, is a contractual right to receive the appreciation in the value of a share of Common Stock from date of grant to the date of exercise payable in cash, Common Stock or a combination. The Compensation Committee may grant SARs in tandem with options granted under the 2009 Equity Plan or independent of any option. The base price for SARs must not be less than 100% of the market value of a share of Common Stock on date of grant in the case of SARs granted independent of options or the option price of related options in the case of SARs granted in tandem with options. SARs granted in tandem with options may be exercised only at such times as the related options are exercisable and the exercise of a SAR (or option) will result in the cancellation of any option (or SAR) issued in tandem to the extent of the number of shares in respect of which such option or SAR has been exercised. Under the 2009 Equity Plan, SARs that are independent of options may be exercised at such time as may be determined by the Compensation Committee, or if no determination is made, they will become exercisable in five equal annual installments.

Restricted Stock Grants and Restricted Units.  The Compensation Committee may award shares of Common Stock under a restricted stock grant. The grant will set forth a restriction period (without limitation, a specified period of time or a period related to the attainment of performance goals) during which the shares of restricted stock granted will remain subject to forfeiture. The grantee cannot dispose of the shares prior to the expiration of the restriction period. During this period, the grantee will generally have all the rights of a stockholder, including the right to vote the shares and receive dividends. During the restriction period, each certificate will be held in the custody of The National Security Group, Inc. and bear a legend giving notice of the restrictions in the grant.

The Compensation Committee may grant awards of restricted units, which grant will set forth the terms of a restriction period in the same manner as those applicable to the grant of restricted stock. No shares of Common Stock will actually be issued to a participant at the time a restricted unit award is made. Instead, The National Security Group, Inc. will establish a separate account for the participant and will record in such account the number of restricted units awarded to the participant. The Compensation Committee will determine whether outstanding restricted units will be credited with amounts equal to any dividends paid by The National Security Group, Inc. with respect to the corresponding number of shares of Common Stock (“dividend equivalents”), and whether the dividend equivalents or restricted units will be paid to participants currently or will be credited to the accounts of participants as additional restricted units. The holder of a restricted unit will be entitled to receive, upon termination of the restricted period, one share of Common Stock for each restricted unit with respect to which restrictions have lapsed (or, at the discretion of the Committee, cash in lieu thereof) plus the additional units resulting from the crediting of dividend equivalents. Unless otherwise determined by the Committee, the restrictions on restricted stock and restricted units will lapse in five equal annual installments.

Other Stock-Based Awards.  The Compensation Committee is authorized to grant other awards under the 2009 Equity Plan that are denominated or payable in shares of Common Stock. The Committee may determine the terms of such awards so long as they are consistent with the purposes and are subject to the terms of the 2009 Equity Plan.

Termination of Employment by Reason of Death or Disability.  If a participant’s employment is terminated by reason of death or disability and the termination occurs prior to the close of any performance period for outstanding awards of performance shares held by the participant, the performance shares will be deemed to have been earned at the target level and the participant will be paid for the performance shares deemed to have been earned, except any performance shares awarded in the year of termination will automatically be cancelled. Each outstanding option and SAR held by a participant at the time of his or her termination for death or disability will be fully exercisable for a period of 180 days after termination, and each restricted share or restricted unit then held by a participant will become free of all restrictions.

Termination of Employment by a Participant upon Retirement or for Good Reason.  If a participant terminates employment by reason of his or her normal retirement or termination for good reason and such termination occurs prior to the close of any performance period for outstanding awards of performance shares held by the participant, the Compensation Committee will determine the number of performance shares that would have been earned if the performance periods had ended at the end of the last complete year prior to the participant’s termination, except that any performance shares awarded in the year of termination will be automatically cancelled. The participant will be entitled to payment of a pro rata portion of the performance shares deemed to be earned based on the ratio that the number of months that the participant was actually employed in the performance period bears to the total number of months in the performance period. Unless the Compensation Committee otherwise determines, each stock option and SAR held by a participant at the time of his or her termination upon normal retirement or for good reason will be fully exercisable for 180 days after termination, and restricted stock and restricted units held at the time of such termination will be free of all restrictions.

A participant will be deemed to have terminated for “good reason” if the terms of his or her employment or severance agreement or the award notice provides for constructive termination under certain circumstances; conversely, if good reason or constructive termination is not defined in such an agreement, then a participant has no ability to terminate for good reason under the 2009 Equity Plan. “Normal retirement” is defined as retirement after the participant reaches sixty years of age or if later, the earliest age at which the participant may retire under any qualified retirement plan maintained by the Companies. The Compensation Committee may consent to an earlier retirement in which event the participant will be treated under the 2009 Equity Plan as if he or she terminated upon normal retirement.

Change of Control.  Upon a change of control of The National Security Group, Inc. (as defined in the 2009 Equity Plan), outstanding performance shares will be deemed to be earned at the target level and paid to participants; all options and SARs will become fully exercisable, and all time based vesting restrictions on restricted stock and restricted units will lapse. In addition, the Compensation Committee may, in its discretion, provide that upon acceleration of vesting upon the change of control, any of the following may occur:

•	the outstanding stock options and SARs will expire if not exercised within a period fixed by the committee;

•	outstanding awards will be settled in cash rather than shares of Common Stock;

•	the outstanding awards (other than performance shares) will be assumed by the surviving entity or otherwise equitably converted or substituted;

•	stock options may be settled by payment in cash of the difference between the exercise price and fair market value of a share of the Common Stock; or

•	any combination of the foregoing.

If the Compensation Committee elects to have outstanding awards assumed or equitably converted or substituted after a change of control, all of the stock options and SARs will become fully exercisable, and all time based vesting restrictions on the awards will lapse, after giving effect to the assumption, conversion or substitution.

Amendment and Termination.  Our Board of Directors may terminate or suspend the 2009 Equity Plan at any time, but such termination or suspension will not affect any awards then outstanding under the 2009 Equity Plan. Unless terminated earlier by action of the Board, the 2009 Equity Plan will continue in effect until May 15, 2019, but awards granted prior to such date will continue in effect until they expire in accordance with their terms. The Board of Directors may also amend the 2009 Equity Plan as it deems advisable. Our stockholders must approve any amendment that would result in a material change to the terms of the 2009 Equity Plan that requires stockholder approval under the corporate governance listing standards or under Code Section 162(m), or under SEC Rule 16b-3. The Compensation Committee may amend the terms of any outstanding award, retroactively or prospectively, but no such amendment will adversely affect any such award without the participant’s consent, and no amendment may increase compensation payable with respect to a performance share or reduce the exercise price of an outstanding option or the base price of an outstanding SAR (except as permitted for stock splits, stock dividends and other relevant changes affecting the Common Stock).

Federal Income Tax Consequences

The following is a brief summary of the significant aspects of federal income tax treatment of awards that may be granted under the 2009 Equity Plan based upon the federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

Performance Shares.  A participant will not realize taxable income upon the grant of a performance share award. When the performance shares are earned and paid, the participant will realize ordinary income equal to the fair market value of the shares of Common Stock delivered (or the amount of cash paid in lieu of such shares). We will be entitled to a tax deduction at the same time and in the same amount.

Incentive Stock Options.  A participant will not realize taxable income upon the grant or exercise of an Incentive Stock Option. If a participant does not sell the stock received upon the exercise of an Incentive Stock Option for at least two years from the date of grant and within one year from the date of exercise, any gain (loss) realized from the sale of the shares will be long-term capital gain (loss). In such circumstances, we will not be allowed a deduction for federal income tax purposes.

If shares purchased on exercise of an Incentive Stock Option are disposed of before the expiration of the holding periods described above, the participant generally will realize ordinary income at that time equal to the excess, if any, of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the price paid for such shares. We will be entitled to a tax deduction at the same time and in the same amount. The shares so disposed of will have a tax basis equal to their fair market value on date of exercise and the participant will have short-term or long-term capital gain or loss to the extent the amount realized on the disposition exceeds the basis in the shares. Subject to certain exceptions for disability or death, if an Incentive Stock Option is exercised more than three months following the termination of the participant’s employment, the option will generally be taxed as a nonqualified stock option.

Nonqualified Stock Options.  A participant will not realize taxable income upon the grant of a nonqualified stock option under the 2009 Equity Plan because the plan requires that the option price must be at least 100% of the fair market value of a share on date of grant. When a nonqualified stock option is exercised, the participant generally will realize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the price paid for the shares. We will be entitled to a tax deduction at the same time and in the same amount. Any further gain or loss realized by the participant after the date of exercise will be either short-term or long-term capital gain or loss, depending upon the length of time that the participant has held the shares.

Stock Appreciation Rights.  A participant will not realize taxable income upon the grant of a SAR under the 2009 Equity Plan because the plan requires that the base price must be at least 100% of the fair market value of a share on date of grant. When a SAR is exercised, the participant will generally realize ordinary income in an amount equal to the amount of cash and the fair market value of any shares received. We will be entitled to a tax deduction at the same time and in the same amount. If the participant receives Common Stock upon exercise of a SAR, the post-exercise gain or loss will be treated as discussed above under Nonqualified Stock Options.

Restricted Stock.  A participant who receives restricted stock generally will realize ordinary income in the amount of the fair market value of the restricted stock at the time the stock is no longer subject to forfeiture, less any consideration paid for the stock. We will be entitled to a tax deduction at the same time and in the same amount. The holding period to determine whether the participant has long-term or short-term capital gain or loss on a subsequent sale will generally begin when the restriction period expires, and the participant’s tax basis for such shares will generally equal the fair market value of such shares on such date.

However, a participant may elect, under Section 83(b) of the Code, within 30 days of the grant of the stock, to realize ordinary income on the date of grant equal to the excess of the fair market value of the shares of restricted stock (determined without regard to the restrictions) over the purchase price of the restricted stock. By reason of such an election, the participant’s holding period will commence on the date of grant and the participant’s tax basis will equal the fair market value of the shares on that date (determined without regard to restrictions). Likewise, we will be entitled to a tax deduction at the date of grant in an amount equal to the ordinary income realized by the participant. If shares are forfeited after making such an election, the participant will be entitled to a deduction, refund, or loss for tax purposes only in an amount equal to the purchase price of the forfeited shares.

Restricted Units.  A participant will not realize taxable income when restricted units or dividend equivalents are credited to the participant’s account. The participant will realize ordinary income equal to the fair market value of the shares of Common Stock delivered (or the amount of cash paid in lieu of such shares) when the shares and/or cash are delivered or paid in accordance with the plan. We will be entitled to a tax deduction at the same time and in the same amount.

Code Section 162(m) Limitation.  Code Section 162(m) exempts “performance based compensation” from the limitation on the deduction for executive compensation in excess of $1,000,000. We have designed the 2009 Equity Plan to qualify the stock options and SARs as performance based compensation under Code Section 162(m) and to allow the Compensation Committee to issue performance shares in such manner as will qualify them as Code Section 162(m) performance based compensation. Restricted Stock, Restricted Units and Other Stock Based Awards granted under the 2009 Equity Plan will not be considered performance based compensation under Code Section 162(m).

Recommendation of the Board; Vote Required

The affirmative vote of the holders of a majority of the shares present or represented by proxy at the Annual Meeting is required to approve the 2009 Equity Plan. If you do not give instructions on this proposal to your proxy, your shares will be votedFOR the approval of the 2009 Equity Incentive Plan. Brokers may not vote on the 2009 Equity Plan without specific instructions from the beneficial owners of the shares. Broker non-votes and abstentions will be included in the calculation of the number of shares present at the Annual Meeting and will have the same effect as a negative vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE 2009 EQUITY INCENTIVE PLAN

COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE COMPENSATION

The primary oversight of the Company’s executive compensation plan rests with the Compensation Committee of the Board of Directors which is composed entirely of independent directors.

The primary objective of the Compensation Committee in setting compensation levels for executive officers is to provide competitive benefits relative to the size and geographic location of the Company in order to attract and retain talented individuals to fill executive positions. The current compensation plan consists of three elements, base salary, short term cash incentive compensation, and retirement benefits under a 401K plan and supplemental executive retirement plan (SERP). Base salaries are set by the Compensation Committee, including any annual increases, and are reviewed by the full Board of Directors. The Compensation Committee considers factors such as industry surveys, particularly focusing on those companies of similar size and business focus, individual performance and changes in job duties of named executives in any material adjustments in individual compensation levels.

The Compensation Committee reviews salary levels annually relative to published insurance industry executive compensation surveys, particularly those which provide composite information for the Company’s applicable size category, as determined by annual insurance premium revenue, provided by the survey as part of an annual compensation review. Due to other considerations such as geographic location of the Company, base compensation levels for the executive officers of the Company are typically at or below median levels for each of the applicable job classifications provided in the executive compensation surveys.

The objective of the bonus incentive plan provided to executive officers is to reward executives for financial performance on an annual basis and consists of two primary components. The first component is a fixed bonus percentage based on an absolute return on equity. The bonus percentages under this component range from 15% to 35% of base compensation for the CEO and 10% to 30% for other named executive officers. No bonus is paid under this component for a return on equity of less than 8%. The second component consists of a bonus percentage based on performance relative to a peer group of companies with the maximum bonus payable under this component being 50% of base compensation. The maximum bonus payable under both components of the plan is fixed at 70% of base compensation for the CEO and 60% for other named executive officers. The Compensation Committee reserves the right to withhold bonuses for the CEO or any named executive for personal performance during a year, regardless of the Company’s overall performance. Due to adverse economic conditions and poor financial performance of the Company the Compensation Committee has not approved any payments under the bonus incentive plan to any executive officer of the Company for the year 2008.

Executive officers are covered by two primary retirement benefit plans. We offer a defined contribution 401(k) plan under which all employees may defer a portion of compensation, subject to IRS limits for 2008 of $15,500 per year and over age 50 “catch-up” contributions for 2008 of $5,000 per year. After six months of employment, the Company will match employee deferrals on a dollar for dollar basis up to 5% of compensation. During 2008, the Company match paid all executive officers totaled $44,971. The supplemental executive retirement plan (SERP) covers named executive officers with the Company contributing 15% of executive compensation to the plan. Contributions to the plan are fully vested upon the earlier of death, disability, change in control, or ten years of participation in the plan. Company contributions to the SERP for 2008 totaled $93,898.

The Company offers its executive officers and directors a non-qualified deferred compensation (NQDC) plan. Executives have the option of deferring up to 25% of base pay and 100% of bonus into the NQDC plan. Participants in the NQDC plan may select from a group of externally managed investment options, none of which contain equity components tied to Company stock performance. The Company also does not guarantee returns for any component of funds deferred in the NQDC plan. The Compensation Committee may recommend to the Board of Directors, discretionary contributions to the NQDC plan for named executives. However, no such discretionary contributions were made for 2008.

The Company currently does not have a long term incentive compensation plan or any stock based compensation arrangements. These compensation arrangements, while not currently offered, may be considered by the Compensation Committee as a future element of executive compensation. Even though the Company does not currently offer long term incentive compensation or stock based compensation as a component of executive compensation, the Compensation Committee does believe that the long term interests of the executives are tied to the Company as the executive group and immediate family members of certain executives own, through various direct and indirect ownership arrangements, in excess of 25% of the total outstanding common stock of the Company.

We do not offer any perquisites to any of our executive officers with an aggregate value greater than $10,000.

All forms of executive compensation, with the exception of amounts deferred under NQDC plans and Company SERP contributions, are currently deductible by the Company under Federal Income Tax laws. The Compensation Committee does not believe that the deductibility limitations of Section 162(m) of the Internal Revenue Code of 1986 as amended applies to the Company as no individual of the Company received more than $1 million in compensation.

The Company currently has no security ownership requirements or guidelines regarding the hedging of economic risk of security ownership for executive officers.

None of the executive officers are currently under written employment agreements or other written agreement providing for severance or change in control benefits other than immediate vesting of SERP plan balances under changes in control.

In accordance with the SEC’s Smaller Reporting Company guidelines, the following table provides a summary of compensation for the President and CEO as well as the next two most highly compensated executive officers.

Summary Compensation Table

Name and Principle Position	Year	Salary	Bonus*	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-qualified Deferred Plan Compensation	All Other Compensation**	Total

William L. Brunson, Jr.	2008	199,333	-	-	-	-	(16,130)	54,006	237,209
President and CEO	2007	181,125	90,205	-	-	-	836	16,684	288,850
The National Security Group, Inc.	2006	171,531	65,749	-	-	-	299	13,872	251,451

Jack E. Brunson	2008	143,906	-	-	-	-	(11,748)	40,268	172,425
President, National	2007	129,886	58,192	-	-	-	1,671	11,785	201,534
Security Fire and Casualty	2006	124,470	41,487	-	-	-	45	11,186	177,188

Brian R. McLeod	2008	160,057	-	-	-	-	(13,304)	43,974	190,727
Vice President and CFO	2007	128,547	57,592	-	-	-	638	13,171	199,948
The National Security Group, Inc.	2006	123,187	41,059	-	-	-	118	8,076	172,440

*Bonus is for the year ended December 31, 2007, and was paid during the first quarter of 2008.

**"All Other Compensation" includes the following for W. L. Brunson, Jr. for the year 2008: contributions to the 401(K) Retirement Plan of $11,500, SERP contributions of $38,531 and other employee benefits of $3,685; J. E. Brunson total for the year 2008 includes: 401(K) Retirement Plan contributions of $10,255, SERP contributions of $26,729 and other employee benefits of $2,994; Brian R. McLeod total for the year 2008 includes: 401(K) Retirement Plan contributions of $11,088, SERP contributions of $28,639 and other employee benefits of $3,927. For 2008, all other compensation also included $290 each for spouse travel for William L. Brunson and Jack E. Brunson and $320 for Brian R. McLeod.

Non-Qualified Deferred Compensation Table

Name	Executive Contributions in Last FY	Registrant Contributions in Last FY	Aggregate Losses in Last FY	Aggregate Withdrawals/Distributions	Aggregate Vested Balance at Last FY

William L. Brunson, Jr.	9,021	38,531	(16,130)	-	11,809
Mickey L. Murdock	25,000	-	(216,630)	-	149,259
Jack E. Brunson	14,548	26,729	(11,748)	-	21,979
Brian R. McLeod	5,759	28,639	(13,304)	-	8,046

*The aggregate balance includes the increases in value of the discontinued non-qualified deferred compensation plan established in 1987 for Directors.

DIRECTOR COMPENSATION

The Compensation Committee periodically reviews levels of director compensation for non-employee directors of the Company. The goal of the compensation review is to provide a median level of director compensation relative to peer group companies to attract and retain individuals to provide independent oversight to management and bring diverse business ideas in order to provide input into strategic plans and objectives of the organization.

Non-employee directors are currently paid an annual base retainer of $23,000. Reflecting the additional workload of their oversight duties and Committee assignments, The Chairman of the Board of Directors are paid an additional $7,000 per year ($30,000 in total); Audit Committee members are paid an additional $4,000 per year ($27,000 in total) and its Chairman is paid an additional $5,000 per year ($28,000 in total); Compensation Committee members are paid an additional $2,000 per year ($25,000 in total) and its Chairman is paid an additional $3,000 per year ($26,000 in total).  These retainers are paid in equal quarterly installments.

Directors are required to attend at least 75% of the total of all Board of Directors meetings and Committee meetings for any consecutive twelve-month period. If this attendance standard is not met the Director’s retainer for the following twelve-month period will be proportionately reduced. Full reimbursement is provided for travel expenses associated with Board or Committee meetings or other Company functions.

Directors may annually elect to defer compensation into a non-qualified deferred compensation plan (NQDC). Participants in the NQDC plan may select from a group of externally managed investment options, none of which contain equity components tied to Company stock performance. The Company also does not guarantee returns for any component of funds deferred in the NQDC plan.

Director Compensation Table
Name	Fees Earned or paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-qualified Deferred Compensation	All Other Compensation	Total
Winfield Baird	29,000	-	-	-	(191,727)	-	(162,727)
Fleming G. Brooks	23,250	-	-	-	(26,907)	-	(3,657)
Carolyn E. Brunson	22,750	-	-	-	-	-	22,750
Fred Clark, Jr.	25,000	-	-	-	(9,378)	-	15,622
Frank B. O'Neil	24,500	-	-	-	(30,106)	-	(5,606)
Donald Pittman	27,500	-	-	-	(20,568)	-	6,932
Paul C. Wesch	25,250	-	-	-	(22,758)	-	2,492
L. Brunson White	26,750	-	-	-	-	-	26,750
Walter P. Wilkerson	26,750	-	-	-	(216,990)	-	(190,240)

REPORT OF COMPENSATION COMMITTEE

The Compensation Committee is composed of independent directors, as defined by NASDAQ listing standards. The Committee was appointed by the Board and chartered to oversee the compensation of Company executives and directors and to review and approve all incentive compensation awarded by the Company.

Recommendations of the Compensation Committee: We have reviewed and discussed the Compensation Discussion and Analysis (CD&A) as required by Item 402(b) of Regulation S-K with the Company’s management. Based on this review and these discussions, we authorized the inclusion of the CD&A in the Company’s 2008 Annual Report on Form 10-K and Proxy Statement to be filed in 2009.

This report has been furnished by the Compensation Committee of the Board of Directors.

Paul Wesch, Chairman

Frank B. O’Neil

Fred Clark, Jr.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee of the Board of Directors is currently comprised of Paul Wesch, Fred Clark, Jr. and Frank B. O’Neil, all of whom are independent directors. The Committee members receive director fees as described in this Proxy Statement and do not receive any other compensation from the Company. During 2008, Mr. Wesch’s director compensation was $25,250, Mr. Clark, Jr.’s director compensation was $25,000 and Mr. O’Neil’s director compensation was $24,500.  EMPLOYEE BENEFITS

401(K) Plan

The Company matches employee contributions $1 for $1 up to 5% of total compensation of an individual employee. All full-time employees who have completed 1,000 hours of service on January 1, April 1, July 1 or October 1, are eligible to participate. The Company contributions are made at the end of each payroll period and allocated among the participants' plan accounts based on compensation received during the year for which the contribution is made. All Company matching contributions are 100% vested when contributed to the plan account. Benefits are generally payable only upon termination, retirement, disability or death.

AUDIT COMMITTEE REPORT

The Audit Committee met and held discussions with management and/or the Independent Auditor on nine different occasions during 2008. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the Independent Auditor. The Audit Committee discussed with the Independent Auditor matters required to be discussed by Statement on Auditing Standards ?. 114 (The Auditor’s Communication with Those Charged with Governance).

The Audit Committee and management maintain the system’s whistleblower system for financial compliance purposes and periodically conduct tests to assure the system’s accuracy. The Audit Committee Charter is annually reviewed by the Audit Committee and is displayed on the Company’s website. Management and the Independent Auditor regularly reported to the Audit Committee the Company’s Sarbanes-Oxley compliance system.

The Company’s Independent Auditor also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard ?. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the Independent Auditor that firm’s independence. The Audit Committee formally engaged the Independent Auditor for the 2008 year.

During 2008, the Audit Committee requested proposals with respect to the 2009 audit. Upon reviewing submitted proposals and meeting with selected firms, the Audit Committee selected Warren, Averett, Kimbrough & Marino as the Company’s auditors for the year ended December 31, 2009. The firm will be submitted for ratification by shareholders at the Company’s 2009 Annual Shareholder Meeting.

Based upon the Audit Committee’s discussion with management and the Independent Auditor and the Audit Committee’s review of the representation of management and report of the Independent Auditor to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission.

Donald S. Pittman, Chairman

L. Brunson White, Walter P. Wilkerson

COMPANY PERFORMANCE

The following graph shows a five-year comparison of cumulative returns for the Company, the NASDAQ STOCK MARKET INDEX (U.S.) and NASDAQ Insurance Stocks Index. The cumulative total return is based on change in the year end stock price plus reinvested dividends for each of the periods shown.

		Period Ending
Index	12/31/03	12/31/04	12/31/05	12/31/06	12/31/07	12/31/08
National Security Group, Inc.	100.00	114.57	91.32	102.36	110.70	39.71
NASDAQ Stock Market Index	100.00	108.59	110.08	120.56	132.39	78.72
NASDAQ Insurance Stocks	100.00	119.78	130.87	146.72	145.55	128.58

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth those persons who beneficially owned, as of December 31, 2008, five percent or more of the Company’s common stock. Unless otherwise noted, each beneficial owner has sole voting and investment powers.

Name and Address	Amount and Nature of Beneficial Ownership of Company Stock	Percentage of Class

Brunson Properties, a partnership (W. L. Brunson Estate), Elba, Alabama 36323	366,445	14.86%

Edna Brunson Elba, Alabama 36323	155,783	6.32%

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Federal Securities laws require the Company’s directors and executive officers to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Company’s common stock. There were two late reports during the year ended December 31, 2008. Director Paul Wesch filed one late report with respect to an involuntary sale of 490 shares held in a margin account. Director Donald S. Pittman filed one late report with respect to the purchase of ten shares of stock.

STOCKHOLDERS' PROPOSALS

In order for a proposal by a stockholder of the Company to be eligible to be included in the proxy statement and proxy form for the Annual Stockholders’ Meeting to be held in 2009, the proposal must be received by the Company at its headquarters, 661 E. Davis Street, Elba, Alabama 36323, on or before January 11, 2010. The Board of Directors will review any stockholder proposals that are filed to determine whether such proposals meet applicable criteria for inclusion in the 2010 Proxy Statement for consideration at the 2010 Annual Meeting.

 TRANSFER AGENT AND REGISTRAR

Registrar and Transfer Company is the Transfer Agent and Registrar for the Company’s common stock:

Registrar and Transfer Company

10 Commerce Drive

Cranford, NJ 07016

1-800-368-5948

Investor Relations Department

www.rtco.com

ANNUAL REPORTS AND FINANCIAL STATEMENT

A copy of the Company’s Annual Report to Stockholders for the calendar year ended December 31, 2008, accompanies this Proxy Statement. We maintain a website (www.nationalsecuritygroup.com). The National Security Group, Inc.’s Annual Reports to Stockholders, and/or a copy of the Company’s Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and any amendments to such reports that we file or furnish pursuant to Section 13(a) of the Securities Exchange Act of 1934 are available through our Internet website, free of charge, as soon as reasonably practical upon having been electronically filed or furnished to the Securities and Exchange Commission.

OTHER MATTERS

The Board of Directors of the Company does not know any other matters to be brought before the meeting. If any other matters, not now known, properly come before the Meeting or any adjournments thereof, the persons named in the enclosed proxy, or their substitutes, will vote the proxy in accordance with their judgment in such matters.

Date: April 16, 2009

/s/ William L. Brunson, Jr.

THE NATIONAL SECURITY GROUP, INC.
W.L. BRUNSON, JR.
President

X PLEASE MARK VOTES AS IN THIS EXAMPLE

REVOCABLE PROXY
THE NATIONAL SECURITY GROUP, INC.

MAY 15, 2009
ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints W. L. Brunson, Jr. and Bette Ham, or either of them, as Proxies, each with power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated hereon, and in their discretion with respect to any other business properly brought before the meeting, all the shares of stock of The National Security Group, Inc., which the undersigned is entitled to vote at the annual meeting of shareholders to be held on May 15, 2009 or any adjournment thereof.

	For	With-hold	For All Except
1. The election as directors of the FOUR (4) nominees listed below to serve a 3-year term:	☐	☐	☐

WINFIELD BAIRD **JACK E. BRUNSON**
FLEMING G. BROOKS **WALTER WILKERSON.**

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

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	For	Against	Abstain
2. To ratify selection of independent auditors.	☐	☐	☐
3. To approve amendment to Certificate of Incorporation regarding number of authorized shares.	☐	☐	☐
4. To approve The National Security Group, Inc's 2009 Equity Incentive Plan	☐	☐	☐

5. In their discretion on such other business as may properly be brought before the meeting or any adjournment thereof

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, the Proxy will be voted "For" the election of all nominees for directors and the proposals.

Please sign, date and return this proxy in the enclosed postage paid envelope. (Please sign exactly as your name appears above. If shares are held jointly, each shareholder should sign. If signing as attorney, executor, administrator, trustee, or guardian, please give full title.)

Please be sure to date and sign this proxy card in the box below.

Date

Sign above

Detach above card, sign, date and mail in postage paid envelope provided.

THE NATIONAL SECURITY GROUP, INC.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

F YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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EXHIBIT A

  NATIONAL SECURITY GROUP, INC.

2009 EQUITY INCENTIVE PLAN

1.	Purpose.

 The purpose of the National Security Group, Inc’s. 2009 equity incentive plan is to further corporate profitability and growth in share value of National Security Group, Inc. (the “Company”) by offering proprietary interests in the Company to those key officers, employees, consultants and directors who will be largely responsible for such growth, and to enhance the Company’s ability to recruit and retain qualified executives and key employees through long-term incentive compensation in the form of proprietary interests in the Company.

2.	Definitions.

      “Award” shall mean any grant or award under the Plan.

“Award Notice” shall mean a document or other record, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. Award Notices may be in the form of individual award notices, agreements or certificates or a program document describing the terms and provisions of Awards or series of Awards under the Plan. An Award Notice and the acceptance thereof by a Participant shall be in a written document unless the Committee, in its discretion, provides for the use of electronic, internet or other non-paper Award Notices, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

“Award Period” shall mean the period of one or more calendar years fixed by the Committee with respect to Awards of Performance Shares with the same Date of Grant (but no more than five years) commencing with each Date of Grant, except that the Award Period for a recently hired employee may be for such lesser period (but not less than one calendar year) as determined by the Committee. “

Beneficial Ownership” is used as such term is used within the meaning of Rule 13d-3 promulgated under the Exchange Act.

 “Board” shall mean the Board of Directors of the Company. \

“Cause” shall mean (i) the Participant has been convicted in a federal or state court of a crime classified as a felony; (ii) action or inaction by the Participant (A) that constitutes embezzlement, theft, misappropriation or conversion of assets of the Company or a Subsidiary which, alone or together with related actions or inactions, involve assets of more than ade minimis amount, or that constitutes intentional fraud, gross malfeasance of duty, or grossly inappropriate conduct, and (B) such action or inaction has adversely affected or is likely to adversely affect the business of the Company and its Subsidiaries, taken as a whole, or has resulted or is intended to result in direct or indirect gain or personal enrichment of the Participant to the detriment of the Company and its Subsidiaries; or (iii) the Participant has been grossly inattentive to, or in a grossly negligent manner failed to competently perform, Participant’s job duties and the failure was not cured within 45 days after written notice from the Company.

“Change in Control” shall mean the occurrence of any one of the following events during the term of this Agreement: (i) an acquisition of the voting securities of the Company by any person, entity or group, immediately after which such person, entity or group has Beneficial Ownership of more than 50.1% of the combined voting power of the Company’s then outstanding voting securities; (ii) a merger, consolidation or reorganization involving the Company in which an entity other than the Company is the surviving entity or in which the Company is the surviving entity and the stockholders of the Company immediately preceding such transaction will own less than 50.1% of the outstanding voting securities of the surviving entity; (iii) the sale or other disposition of substantially all of the assets of the Company (as defined in the regulations under Section 409A of the Code) and the Company ceases to function on a going forward basis as an insurance holding company system that provides medical professional liability insurance; or (iv) any other event or transaction that is declared by resolution of the Board to constitute a Change in Control for purposes of the Plan.

“Code” shall mean the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

        “Committee” shall mean the Compensation Committee of the Board (or such other committee of the Board that the Board shall designate from time to time) or any subcommittee thereof comprised of two or more directors each of whom shall be determined by the Board to be independent in accordance with the requirements of the NASDAQ Stock Exchange and shall be an “outside director” within the meaning of Section 162(m) of the Code and a “non-employee director” within the meaning of Rule 16b-3, as promulgated under Section 16 of the Exchange Act.

“Common Stock” shall mean the common stock, par value $0.01 per share, of the Company.

“Company” shall mean National Security Group, Inc., a Delaware corporation.

“Consultant” shall mean any natural person engaged by the Company to provide services as a consultant or advisor, if such consultant or advisor provides bona fide services to the Company that are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Covered Employee” means a covered employee as defined in Code Section 162(m)(3).

“Date of Grant” shall mean with respect to an Award under the Plan (other than Performance Shares) the date specified by the Board or if no date of grant is specified, the date that the Board or the Committee takes action or is deemed to take action to grant such Award; and with respect to an Award of Performance Shares shall mean as of January 1 of the year in which such Award is made.

EX A-1

“Director” shall mean a person who is elected and is currently serving as a member of the Board of Directors of the Company or a Subsidiary.

“Disability” shall mean a serious injury or illness that requires the Participant to be under the regular care of a licensed medical physician and renders the Participant incapable of performing the essential functions of the Participant’s position for 12 months as determined by the Board in good faith and upon receipt of and in reliance on competent medical advice from one or more individuals selected by the Board, who are qualified to give professional medical advice.

“Employee” shall mean any natural person (including any officer) employed by the Company or a Subsidiary in a continuous and regular salaried employment relationship, which shall include (unless the Committee otherwise determines) periods of vacation, approved leaves of absence, and any salary continuation or severance pay period.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

 “Fair Market Value” on any date shall mean (i) if the Shares are actively traded on any national securities exchange or reported on NASDAQ/NMS on a basis which reports closing prices, the closing sales price of the Shares on the day the value is to be determined or, if such exchange was not open for trading on such date, the next preceding day on which it was open; (ii) if the Shares are not traded on any national securities exchange, the average of the closing high bid and low asked prices of the Shares on the over-the-counter market on the day such value is to be determined, or in the absence of closing bids on such day, the closing bid on the next preceding day on which there were bids; or (iii) if the Shares also are not traded on the over-the-counter market, the Fair Market Value as determined in good faith by the Committee based on such relevant facts as may be available to the Committee, which may include opinions of independent experts, the price at which recent sales have been made, the book value of the Shares, and the Company’s current and future earnings.

“Freestanding SAR” means a SAR that is granted independently of any Options as described in Section 8 herein.

 “Good Reason” (or a similar term denoting constructive termination) has the meaning, if any, assigned such term in the employment, severance or similar agreement, if any, between a Participant and the Company or a Subsidiary; provided, however, that if there is no such employment, severance or similar agreement in which such term is defined, “Good Reason” shall have the meaning, if any, given such term in the applicable Award Notice. If not defined in any such document, the term “Good Reason” as used herein shall not apply to a particular Award.

“Incentive Stock Option” shall mean an Option which is intended to meet the requirements of Section 422 of the Code.

“Interim Period” shall mean a period of calendar years chosen by the Committee commencing with any Date of Grant, which period is less than the Award Period commencing on the Date of Grant. “Nonstatutory Stock Option” shall mean an Option which is not intended to be an Incentive Stock Option.

“Normal Retirement” shall mean retirement at or after the Participant reaches the later of either (i) sixty (60) years of age or (ii) the earliest age at which the Participant may retire and receive a retirement benefit without penalty under any qualified retirement plan maintained by the Company or any of its Subsidiaries in which such Participant participates.

“Option” shall mean the right to purchase the number of shares of Common Stock specified by the Committee, at a price and for the term fixed by the Committee granted in accordance with Section 7 hereof and subject to any other limitations and restrictions imposed by the Plan or the Committee.

“Other Stock-Based Awards” shall mean an Award granted under Section 10 hereof.

“Participant” shall mean an Employee, Consultant or Director who is selected by the Committee to receive an Award under the Plan as herein provided.

“Performance Share” shall mean the equivalent of one share of Common Stock granted under Section 6 which becomes vested and nonforfeitable upon the attainment, in whole or in part, of performance objectives determined by the Committee. References to Performance Shares shall include Qualified Performance Shares where no distinction is required.

“Plan” shall mean the National Security Group, Inc. 2009 equity incentive plan as set forth herein and as may be amended from time to time.

“Qualified Business Measures” means one or more of the performance criteria listed in Section 6(b) hereof upon which performance goals for Qualified Performance Shares may be established by the Committee.

“Qualified Performance Shares” means an Award of Performance Shares that is intended to qualify under Section 162(m) and is made subject to performance goals based upon Qualified Business Measures.

 “Restricted Period” shall mean the period during which the transfer of Restricted Stock or Restricted Units is limited in some way (based upon the passage of time, the achievement of performance objectives, or the occurrence of other events as determined by the Committee) and the Restricted Stock or Restricted Units are subject to a substantial risk of forfeiture.

 “Restricted Stock” shall mean any Award of Common Stock granted under Section 9 which becomes vested and nonforfeitable, in whole or in part, upon the satisfaction of such conditions as shall be determined by the Committee.

 “Restricted Unit” shall mean any Award of a contractual right granted under Section 9 to receive Common Stock (or, at the discretion of the Committee, cash based on the Fair Market Value of a Share of the Common Stock) which becomes vested and nonforfeitable, in whole or in part, upon the satisfaction of such conditions as shall be determined by the Committee.

“Section 16 Reporting Person” shall mean any person who is an Officer or Director of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

EX A-2

 “Section 162(m)” shall mean Code Section 162(m).

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Shares” shall mean shares of the Common Stock of the Company reserved under Section 4 hereof for Awards under the Plan, or such other securities as may become subject to Awards pursuant to an adjustment pursuant to Section 13 of the Plan.

“Stock Appreciation Right” or “SAR” shall mean any Award of a contractual right granted under Section 8 to receive cash, Common Stock or a combination thereof.

 “Subsidiary” shall mean any corporation of which the Company possesses directly or indirectly eighty percent (80%) or more of the total combined voting power of all classes of stock of such corporation and any other business organization, regardless of form, in which the Company possesses directly or indirectly eighty percent (80%) or more of the total combined equity interests in such organization.

“Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Section 8 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the related Option, the Tandem SAR shall be similarly cancelled).

“Termination” shall mean the end of a Participant’s relationship with the Company or a Subsidiary as an Employee, Consultant or Director if at such time the Participant has no other relationship as an Employee, Consultant or Director of the Company or a Subsidiary.

 “21/2 Month Period” shall mean the period ending on the later of either the 15th day of the third month following the Participant’s first taxable year in which the amount is no longer subject to a substantial risk of forfeiture or the 15th  day of the third month following the end of the Company’s first taxable year in which the amount is no longer subject to a substantial risk of forfeiture; Performance Shares, if earned, shall be considered no longer subject to a risk of forfeiture on the last day of the Award Period or Interim Period for which they are earned.

3.	Administration of the Plan.

      The Plan shall be administered by the Committee which, subject to the provisions of the Plan, shall have the authority

 (a) to select the Participants in the Plan;

 (b) to determine the Awards to be made to each Participant selected to participate in the Plan;

 (c) to determine the conditions subject to which Awards will become payable under the Plan;

 (d) to determine whether and to what extent and under what circumstances an Award may be settled in, or the exercise price may be paid in cash, Common Stock, other Awards, or other property;

 (e) to prescribe the form of each Award Notice, which need not be identical for each Participant;

 (f) to make all decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

(g) to amend the Plan or any Award Notice as provided herein.

The Committee shall have full power to administer and interpret the Plan and to adopt such rules, regulations, guidelines and procedures consistent with the terms of the Plan as the Committee deems necessary or advisable in order to carry out the provisions of the Plan. Except as otherwise provided in the Plan, the Committee’s interpretation and construction of the Plan and its determination of any conditions applicable to Awards or the granting of Awards to specific Participants shall be conclusive and binding on all Participants.

The Committee may delegate to one or more of its members or to one or more Officers of the Company or a Subsidiary or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ such legal counsel, consultants and agents (including counsel or agents who are employees of the Company or a Subsidiary) to render advice with respect to any responsibility the Committee or such individuals may have under the Plan, and may rely upon any opinion received from any such counsel, consultant or agent and any computation received from any such consultant or agent. All expenses incurred in the administration of the Plan, including, without limitation, for the engagement of any counsel, consultant or agent, shall be paid by the Company. No member or former member of the Board or the Committee shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan other than as a result of such individual’s willful misconduct.

Each Award shall be evidenced by an Award Notice.  Each Award Notice shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

4.	Maximum Amount of Shares Available for Awards.

    (a) Maximum Number of Shares.  The number of Shares that may be distributed as Awards under the Plan shall be a total of 200,000 shares of Common Stock subject to adjustment under Section 13 of the Plan. Notwithstanding the foregoing, but subject to the provisions of Section 13, the maximum number of Shares which may be subject to Awards granted to a Participant in any calendar year shall be 50,000 shares of Common Stock.

    (b) Shares Available for Issuance.  Shares may be made available from the authorized but unissued shares of Common Stock, from shares of Common Stock held in the Company’s treasury and not reserved for another purpose, or from shares of Common Stock purchased on the open market. If any Award is payable solely in cash, no shares shall be deducted from the number of shares available for issuance under Section 4(a) by reason of such Award except in the case of the exercise of a Stock Appreciation Right. If any Award in respect of Shares is cancelled or forfeited for any reason without delivery of the Shares (with the exception of the termination of a Tandem SAR upon exercise of the related Option or the termination of the related Option upon exercise of the corresponding Tandem SAR), the Shares subject to such Award shall thereafter again be available for an Award pursuant to the Plan. Whenever Shares are received by the Company in connection with the exercise of or payment for any Award granted under the Plan, only the net number of shares actually issued shall be counted against the limit in Section 4(a) hereof and the Shares not issued shall be treated in the same manner as Shares subject to cancelled or forfeited Awards.

EX A-3

5.	Eligibility and Participation.

     (a) Eligibility.  Persons eligible to participate in this Plan include all Employees, Consultants and Directors; provided that Directors and Consultants shall not be eligible to receive Performance Shares under the Plan.

(b) Participation.  Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Consultants and Directors, Participants to whom Awards shall be granted and shall determine the nature of such Awards. Selection of Participants may be made individually or by group or class of similarly situated persons who are eligible to participate in the Plan. The Committee shall select Participants, who in the judgment of the Committee, have an opportunity to influence the long-term profitability of the Company.

6.	Performance Shares.

    (a) Performance Share Awards.  The Committee shall have the authority to grant Awards of Performance Shares to Employees on such terms and conditions as may be determined by the Committee. Performance Shares shall be deemed to be received by an Employee as of the Date of Grant in the year the related Performance Share Award is granted. At the time of grant of each Performance Share Award, the Committee shall decide the Award Period and whether there will be an Interim Period. Any Employee may be granted more than one Performance Share Award under the Plan.

No Participant shall be entitled to receive any dividends or dividend equivalents on Performance Shares; with respect to any Performance Shares, no Participant shall have any voting or any other rights of a Company stockholder; and no Participant shall have any interest in or right to receive any Shares prior to the time the Committee determines the form of payment of Performance Shares pursuant to this Section 6.

 The Committee may establish performance goals for Performance Shares which may be based on any criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, a Subsidiary or a division, region, department or function within the Company or a Subsidiary and may relate to relative performance as compared to an outside reference or peer group. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in an amount determined by the Committee. The foregoing two sentences shall not apply with respect to Awards designated as Qualified Performance Shares as provided in Section 6(b) below if the recipient of such Award (a) was a Covered Employee on the date of the modification, adjustment, change or elimination of the performance goals or performance period, or (b) in the reasonable judgment of the Committee, may be a Covered Employee on the date the Performance Shares are expected to be paid.

(b) Qualified Performance Shares.  The Committee may designate an Award of Performance Shares as Qualified Performance Shares based upon a determination that the recipient is or may be a Covered Employee with respect to such Award, and the Committee wishes such Award to qualify as performance based compensation under Section 162(m). If an Award is so designated, the Committee shall establish performance goals for such Performance Shares within the time period prescribed by Section 162(m), based on one or more of the following Qualified Business Measures, which performance goals may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of a Subsidiary or a division, region, department or function within the Company or a Subsidiary:

•	Profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures);

•	Earnings (earnings per share or other corporate earnings measures);

•	Net income (before or after taxes, operating income or other income measures);

•	Cash (cash flow, cash generation or other cash measures);

•	Stock price or performance;

•	Total stockholder return (stock price appreciation divided by beginning share price);

•	Economic value added;

•	Return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales);

•	Market share;

•	Improvements in capital structure;

•	Combined ratio, operating ratio or any component thereof such as loss ratio, underwriting expense ratio, investment income ratio or a combination thereof;

•	Business expansion (acquisitions);

•	Increase in book value;

•	Premium Revenue;

•	Total Revenue;

EX A-4

•	Investment Income;

•	Cost reduction measures; or

•	Strategic plan development and implementation.

Performance goals with respect to the foregoing Qualified Business Measures may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to the performance of a group of comparator companies, or a published or special index, or a stock market index, that the Committee deems appropriate. Any member of a comparator group or index that disappears during a measurement period shall be disregarded for the entire measurement period. Performance goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion).

The Committee may provide in any Award of Performance shares that any evaluation of performance may include or exclude any of the following described events that occur during an Award Period: (i) changes in capital structure as described in Section 13 hereof; (ii) the effect of changes in tax laws, accounting principles or other laws and provisions affecting reported results; or (iii) acquisitions or divestitures. To the extent such inclusions and exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility

Qualified Performance Shares shall be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the Qualified Business Measures, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate. Any payment of Qualified Performance Shares shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. No Qualified Performance Shares held by a Covered Employee or by an employee who in the reasonable judgment of the Committee may be a Covered Employee on the date of payment, may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to Qualified Performance Shares, in any manner to waive the achievement of the applicable performance goal based on Qualified Business Measures or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance Shares to cease to qualify as performance based compensation under Section 162(m). The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

Section 4 sets forth the maximum number of Shares that may be granted in any one-year period to a Participant in Qualified Performance Shares.

 (c) Payment of Performance Share Awards.  Each Participant who is granted an Award of Performance Shares shall be entitled to payment of the Award if and after the Committee has determined that the conditions for payment of the Award set by the Committee have been satisfied during the Award Period. If the Committee determines that there shall be an Interim Period for the Award to any Participant, each such Participant granted a Performance Share Award with an Interim Period shall be entitled to partial payment on account thereof as of the close of the Interim Period, but only if and after the Committee has determined that the conditions for partial payment of the Award set by the Committee have been satisfied. Performance Shares paid to a Participant for an Interim Period may be retained by the Participant and shall not be repaid to the Company, notwithstanding that based on the conditions set for payment at the end of the Award Period such Participant would not have been entitled to payment of some or any of the Award. Any Performance Shares paid to a Participant for the Interim Period during an Award Period shall be deducted from the Performance Shares to which such Participant is entitled at the end of the Award Period.

EX A-5

Unless otherwise directed by the Committee, payment of Awards of Performance Shares shall be made, as promptly as possible, by the Company after the determination by the Committee that payment has been earned, but in no event later than the end of the 2 1 / 2 Month Period. Unless otherwise directed by the Committee, all payments on Awards of Performance Shares to Participants shall be made partly in Shares and partly in cash, with the cash portion being approximately equal to the amount of federal, state, and local taxes which the Participant’s employer is required to withhold on account of such payment. There shall be deducted from the cash portion of all Performance Share Award payments all taxes to be withheld with respect to such Awards.

For payment of each Performance Share Award, the number of Shares to be distributed to the Participant shall equal the Fair Market Value of the total Performance Shares determined by the Committee to have been earned by the Participant less the portion of the Award that was paid in cash, divided by the Fair Market Value of a Performance Share. Unless otherwise provided in Sections 6(c), (d), (e) or (h) below, the Fair Market Value shall be determined on the date the Committee authorizes payment of the Performance Share Award.

(d) Termination Upon Death or Disability.  Upon Termination by reason of death or Disability of a Participant prior to the close of an Award Period, outstanding Awards of Performance Shares shall be deemed to be earned at the target level and payment of such Performance Shares shall be made as promptly as possible after death or the date of the determination of Disability, but in no event later than the end of the 2 1 / 2 Month Period. For purposes of this Section 6(d), the Fair Market Value of the Shares shall be determined as of the date of death or the date of the determination of Disability.

(e) Termination Upon Retirement or for Good Reason.  Upon Termination of a Participant, prior to the close of an Award Period, by reason of his or her (i) Normal Retirement, or (ii) early retirement before the Normal Retirement age with the consent of the Committee, or (iii) resignation for Good Reason, then, unless the Committee shall otherwise determine, payment of such Performance Shares shall be made as promptly as possible after such Termination but no later than the end of the 2 1 / 2 Month Period, and the number of Performance Shares for each Award to be paid shall be computed by (x) determining the number of Performance Shares that would have been paid if the subject Award Period had ended on the December 31 immediately preceding the date of Termination (based on the conditions set by the Committee for payment of Performance Share Awards for the subject Award Period); (y) multiplying the number determined pursuant to clause (x) by a fraction, the numerator of which is the number of months during the subject Award Period that the Participant was an active Employee, and the denominator of which is the number of months in the Award Period; and (z) reducing the resulting product by any Performance Shares for which payment has been made with respect to any Interim Period during such Award Period. For purposes of this Section 6(e), the Fair Market Value of the Shares shall be determined as of the date of Termination. Notwithstanding the foregoing, any Performance Shares awarded in the same year that Termination occurs for the reasons herein set forth shall be automatically cancelled and all rights of Participant with respect to such cancelled Performance Shares shall forthwith terminate.

 (f) Voluntary Termination or Discharge.  Upon Termination, prior to the close of an Award Period and there is no payment due to the Participant under Sections 6(d) or 6(e), or Section 11 hereof, all of such Participant’s outstanding Performance Shares shall automatically be cancelled and all rights of the Participant with respect to such cancelled Performance Shares shall forthwith terminate.

 (g) Interpretation.  Any Plan provision to the contrary notwithstanding, if any Award of Performance Shares is intended, at the time of grant, to be Qualified Performance Shares, to the extent required to so qualify any Award hereunder, the Committee shall not be entitled to exercise any discretion otherwise authorized under the Plan with respect to such Award if the ability to exercise such discretion (as opposed to the exercise of such discretion) would cause such Award to fail to qualify as performance-based compensation within the meaning of Section 162(m)4)(C) of the Code.

7.	Stock Options.

    (a) Grant.  Subject to the provisions of the Plan, the Committee shall have the authority to grant Awards of Options to Participants and to determine (i) the number of shares to be covered by each Option, (ii) the exercise price therefor and (iii) the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options and Nonqualified Stock Options; provided that Incentive Stock Options may not be granted to any Participant who is not an Employee at the time of grant. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with Section 422 of the Code.

(b) Option Price.  The Committee shall establish the exercise price at the time each Option is granted, which price shall not be less than 100% of the Fair Market Value of a Share at the Date of Grant.

(c) Exercise.  Each Option may be exercised at such times and subject to such terms and conditions as the Committee may specify on Date of Grant or thereafter; provided, however, that if the Committee does not establish a different exercise schedule at or after the Date of Grant of an Option, such Option shall become exercisable in five (5) equal installments on each of the first five anniversaries of the Date of Grant of the Option. The Committee may impose such conditions with respect to the exercise of Options as it shall deem appropriate, including, without limitation, any conditions relating to the application of federal or state securities laws; provided that Options shall not be exercisable after the expiration of ten years from the Date of Grant.

EX A-6

An Option shall be exercised by (i) notice of exercise with respect to a specified number of Shares to be delivered in such form and in such manner as may be directed by the Committee, and (ii) payment to the Company of the exercise price for such number of Shares as herein provided; provided that in the absence of direction by the Committee the notice of exercise shall be in writing and delivered to the Secretary of the Company at the principal office. The date of exercise shall be as determined by the Committee; provided that in the absence of a determination by the Committee the date of exercise shall be the date the notice of exercise is received in the form required herein.

 The exercise price is to be paid in full in cash upon the exercise of the Option and the Company shall not be required to deliver the Shares purchased until such payment has been made; provided, however, that in lieu of cash, all or any portion of the exercise price may be paid by exchanging shares of Common Stock owned by the Participant (which are not the subject of any pledge or security interest), or by authorization to the Company to withhold Shares otherwise issuable upon exercise of the Option, in each case to be credited against the exercise price at the Fair Market Value of such shares on the date of exercise. No fractional shares may be so transferred in payment of the exercise price, and the Company shall not be obligated to make any cash payments in consideration of any excess of the aggregate Fair Market Value of Shares transferred over the aggregate exercise price.

In addition to and at the time of payment of the exercise price, the Participant shall pay to the Company in cash the full amount of any federal, state, and local income, employment, or other withholding taxes applicable to the taxable income of such Participant resulting from such exercise; provided, however, that in the discretion of the Committee, all or any portion of such tax obligations, together with additional taxes not exceeding the actual additional taxes to be owed by the Participant as a result of such exercise, may, upon the irrevocable election of the Participant, be paid by exchanging whole shares of Common Stock duly endorsed for transfer and owned by the Participant, or by authorization to the Company to withhold Shares otherwise issuable upon exercise of the Option, in either case in that number of shares having a Fair Market Value on the date of exercise equal to the amount of such taxes thereby being paid.

 (d) Restrictions on Share Transferability.  The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted as an Award under this Section 7 as it may deem advisable, including without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which the Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to the Shares.

 (e) Termination on Death or Disability.  In the event of Termination of a Participant by reason of his or her death or Disability, then, unless the Committee shall otherwise determine at or after the Date of Grant, all Options held by such Participant at the time of such Termination shall be fully exercisable, and such Participant (or the Participant’s beneficiary or legal representative) may exercise any of such Options for a period of 180 days after the date of Termination (or such greater or lesser period as the Committee shall determine at or after the Date of Grant), but in no event after the date the Option otherwise expires. .

 (f) Termination on Retirement or Good Reason.  In the event of Termination of a Participant by reason of his or her (i) Normal Retirement, or (ii) early retirement before the Normal Retirement age with the consent of the Committee, or (iii) resignation for Good Reason, then, unless the Committee shall otherwise determine at or after the Date of Grant, all Options held by such Participant at the time of such Termination shall be fully exercisable, and such Participant may exercise any of such Options for a period of 180 days after the date of Termination (or such greater or lesser period as the Committee shall determine at or after the Date of Grant), but in no event after the date the Option otherwise expires.

 (g) Other Termination.  In the event of Termination of a Participant for any reason other than those described in Sections 7(e) and 7(f) above, then, unless the Committee shall otherwise determine at or after the Date of Grant, all vested and unvested Options then held by such Participant, whether or not exercisable at the time of such Termination, shall be automatically cancelled and all rights of the Participant with respect to such cancelled Options shall forthwith terminate.

(h) Nontransferability of Options.  No Incentive Stock Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Incentive Stock Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

 No Nonqualified Stock Option granted under the Plan may be sold, transferred, pledged, or assigned, or otherwise alienated or hypothecated by a Participant, other than by will or by the laws of descent and distribution, and except that the Committee, in its discretion, may provide in an Award Notice that a Nonqualified Stock Option (i) may be transferred by a Participant to members of such Participant’s immediate family, trusts for the benefit of such family members and/or partnerships or limited liability companies whose partners or members are such family members, but such transferees may not transfer such Nonqualified Stock Options to third parties, (ii) shall be subject to all other conditions and restrictions applicable to Options granted under the Plan prior to such transfer and (iii) shall set forth the restrictions on transfer described in (i) and (ii) above, as well as any other restriction necessary to render the Options not subject to being transferred in accordance with this Section 7(f) to be exempt pursuant to Rule 16b-3 of the Exchange Act; provided, however, that if Rule 16b-3, or any comparable rule, as then in effect and applicable to the Company, were to provide that transfers of the type described in (i), (ii) and (iii) above shall result in the Nonqualified Stock Options or the Plan being disqualified from the exception afforded by Rule 16b-3, then such transfers shall be prohibited under the Plan.

8.	Stock Appreciation Rights.

     (a) Grant of Stock Appreciation Rights.  Subject to the provisions of the Plan, the Committee may grant Awards of Stock Appreciation Rights to Participants at such times and in such amounts and subject to such other terms and conditions not inconsistent with the Plan as it shall determine. The Committee may grant Awards of Freestanding SARS or Tandem SARS or any combination thereof. Tandem SARS may be granted either at the same time the Option is granted or at a later time. Freestanding SARS shall have a base price that is not less than 100% of the Fair Market Value of a share of Common Stock on Date of Grant. Tandem SARS shall have a base price equal to the option price of the Related Option.

EX A-7

(b) Exercise of Stock Appreciation Rights.  A Stock Appreciation Right shall entitle the Participant to receive from the Company an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the base price thereof. Each Stock Appreciation Right may be exercised at such times and subject to such terms and conditions as the Committee may prescribe on the Date of Grant or thereafter; provided, however, that Tandem SARS shall be exercisable only at the same time or times as the related Option is exercisable upon surrender of the right to exercise the equivalent number of Shares subject to the related Option; and provided further that unless the Committee shall establish a different exercise schedule at or after the Date of Grant, Freestanding SARS shall become exercisable in five (5) equal installments on each of the first five (5) anniversaries of the Date of Grant. Stock Appreciation Rights shall not be exercisable after the expiration of ten years from the date of grant.

 A Stock Appreciation Right shall be exercised by (i) notice of exercise with respect to the specified number of Stock Appreciation Rights to be delivered in such form and in such manner as may be directed by the Committee at or after the Date of Grant; provided that in the absence of direction by the Committee, the notice of exercise shall be in writing and delivered to the Secretary of the Company at its principal office. The date of exercise shall be at such time as may be determined by the Committee; provided that in the absence of a determination by the Committee, the date of exercise shall be the date the notice is received by the Company in the form required herein. The Committee shall determine at or after the Date of Grant whether a Stock Appreciation Right shall be settled in cash, Shares, or a combination of cash and Shares. At the time of exercise of a Stock Appreciation Right, the Participant shall pay to the Company in cash the full amount of any federal, state and local income, employment or other withholding taxes applicable to the taxable income of the Participant resulting from such exercise; provided that in the discretion of the Committee, the amount of taxes to be paid by the Participant may be withheld from the cash payment due to Participant on exercise or at the irrevocable election of Participant, the taxes to be paid by Participant may be paid by authorization to the Company to withhold Shares otherwise issuable upon the exercise of the Stock Appreciation Right having a Fair Market Value on the date of exercise equal to the amount of the taxes thereby being paid.

(c) Termination on Death or Disability.  In the event of Termination of a Participant by reason of his or her death or Disability, then, unless the Committee shall otherwise determine at or after the Date of Grant, all SARs held by such Participant at the time of such Termination shall be fully exercisable, and such Participant (or the Participant’s beneficiary or legal representative) may exercise any of such SARs for a period of 180 days after the date of Termination (or such greater or lesser period as the Committee shall determine at or after the Date of Grant), but in no event after the date the SAR otherwise expires. .

(d) Termination on Retirement or Good Reason.  In the event of Termination of a Participant by reason of his or her (i) Normal Retirement, or (ii) early retirement before the Normal Retirement age with the consent of the Committee, or (iii) resignation for Good Reason, then, unless the Committee shall otherwise determine at or after the Date of Grant, all SARs held by such Participant at the time of such Termination shall be fully exercisable, and such Participant may exercise any such SARs for a period of 180 days after the date of Termination (or such greater or lesser period as the Committee shall determine at or after the Date of Grant), but in no event after the date the SAR otherwise expires.

 (e) Other Termination.  In the event of Termination of a Participant for any reason other than those described in Sections 7(e) and 7(f) above, then, unless the Committee shall otherwise determine at or after the Date of Grant, all vested and unvested SARs then held by such Participant, whether or not exercisable at the time of such Termination, shall be automatically cancelled and all rights of the Participant with respect to such cancelled SARs shall forthwith terminate.

 (f) Nontransferability of Stock Appreciation Rights.  Except as otherwise determined by the Committee, no Stock Appreciation Right granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, except that the Committee,  in its discretion, may provide in an Award Notice that a Stock Appreciation Right (i) may be transferred by a Participant to members of such Participant’s immediate family, trusts for the benefit of such family members and/or partnerships or limited liability companies whose partners or members are such family members, but such transferees may not transfer such Stock Appreciation Rights to third parties, (ii) shall be subject to all other conditions and restrictions applicable to Stock Appreciation Rights granted under the Plan prior to such transfer and (iii) shall set forth the restrictions on transfer described in (i) and (ii) above, as well as any other restriction necessary to render the Stock Appreciation Rights not being transferred pursuant to this Section 8(d) to be exempt pursuant to Rule 16b-3 of the Exchange Act; provided, however, that if Rule 16b-3 or any comparable rule, as then in effect and applicable to the Company, were to provide that transfers of the type described in (i), (ii) and (iii) above shall result in the Stock Appreciation Rights or the Plan being disqualified from the exception afforded by Rule 16b-3, then such transfers shall be prohibited under the Plan. Further, except as otherwise provided in a Participant’s Award Agreement, all Stock Appreciation Rights granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

EX A-8

9.	Restricted Stock and Restricted Units.

     (a) Grant of Restricted Stock or Restricted Units.  Subject to the provisions of the Plan, the Committee may grant Awards of Restricted Stock or Restricted Units to Participants at such times and in such amounts, and subject to such other terms and conditions not inconsistent with the Plan, as it shall determine. Each grant of Restricted Stock or Restricted Units shall be evidenced by an Award Notice setting forth the terms, conditions and restrictions applicable to the Award. Unless the Committee provides otherwise at or after the Date of Grant, any shares of Restricted Stock so granted shall be held in the custody of the Company, as provided in Section 9(d) in certificated or book entry form until the Restricted Period lapses, and, as a condition to the grant of any Award of shares of Restricted Stock, the Participant shall have delivered to the Secretary of the Company a certificate or stock power, endorsed in blank, relating to the Shares covered by such Award.

 (b) Termination.  Unless the Committee otherwise determines at or after the Date of Grant, the rights of a Participant with respect to an Award of Restricted Stock or Restricted Units outstanding at the time of the Participant’s Termination shall be determined under this Section 9(b). Upon Termination due to the Participant’s (i) death, (ii) Disability, (iii) early retirement with the consent of the Committee, (iv) Normal Retirement, or (v) resignation for Good Reason, any restrictions on an Award of Restricted Stock or Restricted Units shall lapse. Unless the Committee otherwise determines, any portion of any Restricted Stock or Restricted Unit Award as to which the Restricted Period has not lapsed at the date of a Participant’s Termination for any reason not described in the preceding sentence shall be forfeited as of such date.

(c) Payment of Shares.  Payment for Restricted Stock shall be made by the Company in Shares. Payment for Restricted Stock Units shall be made by the Company in Shares, cash or in any combination thereof, as determined by the Committee.

 (d) Restricted Period; Restrictions on Transferability during Restricted Period.  Restricted Stock or Restricted Units may not be sold, assigned, pledged or otherwise encumbered, except as herein provided, during the Restricted Period. Unless otherwise determined by the Committee at or after the Date of Grant, the Restricted Period applicable to any Award of Restricted Stock or Restricted Units shall lapse, and the Shares related to such Award shall become transferable, as to an equal amount of shares of Restricted Stock or Restricted Units on each of the first five (5) anniversaries of the Date of Grant. Any certificates issued during the Restricted Period in respect of Restricted Stock shall be registered in the name of the participant and deposited by such Participant with the Company, and Shares issued in book entry form during the Restricted Period in respect to Restricted Stock shall be held for the account of the Participant in an account maintained by a custodian controlled by the Company. Upon the expiration or termination of the Restricted Period and the satisfaction (as determined by the Committee) of any other conditions established by the Committee, the restrictions applicable to the Restricted Stock or Restricted Units shall lapse. The Shares issued in respect to Restricted Stock or Restricted Units as to which the restrictions have lapsed shall be delivered to the Participant or the Participant’s beneficiary or estate, as the case may be, in certificated or book entry form, free of all such restrictions, except any that may be imposed by law. No payment will be required to be made by the Participant upon the delivery of such Shares, except as otherwise provided in Section 9(a). At or after the date of grant, the Committee may accelerate the vesting of any Award of Restricted Stock or Restricted Units or waive any conditions to the vesting of any such Award.

 (e) Rights as a Stockholder; Dividend Equivalents.  Unless otherwise determined by the Committee at or after the Date of Grant, Participants granted shares of Restricted Stock shall be entitled to receive, either currently or at a future date, as specified by the Committee, all dividends and other distributions paid with respect to such Shares, provided that if any such dividends or distributions are paid in Shares or other property (other than cash), such Shares and other property shall be subject to the same forfeiture restrictions and restrictions on transferability as apply to the shares of Restricted Stock with respect to which they were paid. The Committee will determine whether and to what extent to credit to the account of, or to pay currently to, each recipient of Restricted Units, an amount equal to any dividends paid by the Company during the Restricted Period with respect to the corresponding number of shares of Common Stock (“Dividend Equivalents”). To the extent provided by the Committee at or after the Date of Grant, any Dividend Equivalents with respect to cash dividends on the Common Stock credited to a Participant’s account shall be deemed to have been invested in shares of Common Stock on the record date established for the related dividend and a number of additional Restricted Units shall be credited to such Participant’s account equal to the greatest whole number which may be obtained by dividing (x) the value of such Dividend Equivalent on the record date by (y) the Fair Market Value of a share of Common Stock on such date.

10.	Other Stock-Based Awards.

       The Committee is authorized to grant to Participants Other Stock-Based Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan, the Committee shall determine the terms and conditions of such Other Stock-Based Awards. Shares or other securities delivered pursuant to a purchase right granted under this Section 10 shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Shares, other securities, other Awards, other property, or any combination of the foregoing, as the Committee shall determine and shall provide in the Award Notice.

11. Change in Control.

The provisions of this Section 11 shall apply in the case of a Change in Control, unless otherwise provided in the Award Notice or separate agreement with a Participant governing an Award.

EX A-9

(a) Acceleration of Awards.  Upon the occurrence of a Change in Control, (i) outstanding Options and Stock Appreciation Rights shall become fully exercisable, and (ii) time-based vesting restrictions on outstanding Awards shall lapse, and (iii) outstanding Performance Shares shall be deemed to be earned at the target level and, subject to Section 14(c) hereof, shall be paid to Participants within thirty (30) days following the Change in Control (or, if later, the first date that such payment may be made without causing a violation of Section 409A of the Code). Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Notice unless the Committee, in its discretion, provides upon acceleration of an Award under this Section 11 (I) that the Award will expire after a designated period of time after such acceleration to the extent not then exercised, (II) that the Award will be settled in cash rather than Shares, (III) that the Award will be assumed by the surviving entity or otherwise be equitably converted or substituted in connection with such transaction as provided in Section 11(b) below, (IV) that the Award may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Shares, as of a specified date associated with the transaction, over the exercise price of the Award, or (V) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

(b) Awards Assumed or Substituted in a Change of Control.  Upon the occurrence of a Change in Control, any Awards (other than Performance Shares) may be assumed by the surviving entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee or the Board. With respect to Awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with a Change in Control, (i) all of that Participant’s outstanding Options and Stock Appreciation Rights shall become fully exercisable, and (ii) all time-based vesting restrictions on his or her outstanding Awards shall lapse. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Notice. To the extent that such acceleration causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

12.	Term of the Plan.

(a) Effective Date.  The Plan shall be effective as of the date it is approved by the stockholders of the Company (“Effective Date”).

(b) Termination of the Plan.  The Plan shall terminate on the tenth anniversary of the Effective Date unless sooner terminated as provided herein. The termination of the Plan on such date shall not effect the validity of any Award outstanding on date of termination of the Plan, and any such outstanding Award shall continue to be governed by the applicable terms and conditions of the Plan. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten (10) years after the Effective Date.

13.	Changes in Capital Structure.

(a) Mandatory Adjustments.  In the event of a corporate transaction between the Company and its stockholders that causes the per-share value of the Shares to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the authorization limits under Section 4 shall be adjusted proportionately, and the Committee shall make such adjustments to the Plan and Awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. Action by the Committee may include: (i) adjustment of the number and kind of shares that may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise of base price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Without limiting the foregoing, in the event of a subdivision of the outstanding Shares (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 4 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate purchase price therefore.

(b) Discretionary Adjustments.  Upon the occurrence or in anticipation of any corporate event or transaction involving the Company (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of shares, or any transaction described in Section 13(a) above), the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and exercisable and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction in accordance with Section 11(b), (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price of the Award, (v) that performance targets and performance periods for Performance Shares will be modified, consistent with Code Section 162(m) where applicable, or (vi) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated. (c) General.  Any discretionary adjustments made pursuant to this Section 13 shall be subject to the provisions of Section 14(l) hereof. To the extent that any adjustments made pursuant to this Section 13 cause Incentive Stock Options to cease to qualify as Incentive Stock Options, such Options shall be deemed to be Nonstatutory Stock Options.

EX A-10

14.	General Provisions.

(a) Withholding.  The Company shall have the right to deduct from all amounts paid to a Participant in cash (whether under the Plan or otherwise) any taxes required by law to be withheld in respect of Awards under the Plan. In the case of any Award satisfied in the form of Common Stock, no Shares shall be issued unless and until arrangements shall have been made to satisfy any withholding tax obligations applicable with respect to such Award in accordance with the Plan and otherwise satisfactory to the Committee. Without limiting the generality of the foregoing and subject to such terms and conditions as the Committee may impose, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Participants to elect to tender, shares of Common Stock (including Shares issuable pursuant to an Award) to satisfy, in whole or in part, the amount required to be withheld.

(b) Award Notices.  Each Award hereunder shall be evidenced in an Award Notice. The Award Notice shall be delivered to the Participant and shall incorporate the terms of the Plan by reference and specify the terms and conditions thereof and any rules applicable thereto.

(c) Compliance with Code Section 409A.  It is intended that this Plan, as written and in operation, will be exempt from Code Section 409A. For purposes of determining whether Awards may be payable to a Participant in compliance with Code Section 409A, the Participant’s Termination will be considered as having occurred for purposes of the Plan if the parties reasonably anticipate either (i) that Participant will no longer perform any services for the Company or a Subsidiary or (ii) that the level of bona fide services performed for the Company or a Subsidiary (whether as an Employee, Consultant or Director ) will permanently decrease to no more than 20% of the average level of bona fide services performed by Participant over the immediately preceding 36-month period (or the full period of services if Participant has been providing services to the Company and its Subsidiaries for less than 36 months). Notwithstanding the foregoing, if payment of any Award is deemed to be “nonqualified deferred compensation” under Section 409A, and if the Participant is a “specified employee” within the meaning of Code Section 409A(a)(2)(b)(i), the payment schedule for Awards shall be modified or adjusted to provide that no payments shall be made until the expiration of six (6) months following the date of Termination or Change in Control. In the event that payments are so delayed, a lump sum payment of the accumulated unpaid amounts attributable to the six (6) month period shall be made to Participant on the first day of the seventh month following the date of Termination or Change in Control. This six month delay shall not apply to any Awards which are not subject to the requirements of Section 409A of the Code by reason of their being separation pay upon an involuntary separation from service and their meeting the requirements and limitations of the regulations under the above referenced Code section. In no event shall the aggregate amount of Awards be reduced as a result of such modification or adjustment

       (d) Investment Representation.  All Shares paid pursuant to the Plan are to be taken subject to an investment representation by the Participant or other recipient that any such shares are acquired for investment and not with a view to distribution and that such shares shall not be transferred or sold until registered in compliance with the Securities Act of 1933 or unless an exemption therefrom is available in the opinion of legal counsel satisfactory to the Company.

       (e) Designation of Beneficiary.  Each Participant may designate a beneficiary or beneficiaries (which beneficiary may be an entity other than a natural person) to receive any payments which may be made or to exercise any Options or Stock Appreciation Rights following the Participant’s death. Such designation may be changed or canceled at any time without the consent of any such beneficiary. Any such designation, change or cancellation must be made in a form approved by the Committee and shall not be effective until received by the Committee. If no beneficiary has been named, or the designated beneficiary or beneficiaries shall have predeceased the Participant, the beneficiary shall be the Participant’s spouse or, if no spouse survives the Participant, the Participant’s estate. If a Participant designates more than one beneficiary, the rights of such beneficiaries shall be payable in equal shares, unless the Participant has designated otherwise.

       (f) Employment Rights.  An Award made under the Plan shall not confer any right on the Participant to continue in the employ of the Company or any subsidiary or limit in any way the right of the Participant’s employer to terminate his or her employment at any time.

       (g) Expenses.  The expenses of administering the Plan shall be borne by the Company.

       (h) No Rights to Awards, No Shareholder Rights.  No Employee, Consultant or Director shall have any claim to be granted any Award under the Plan, and there is no obligation of uniformity of treatment of Employees, Consultants and Directors. Subject to the provisions of the Plan and the applicable Award, no person shall have any rights as a stockholder with respect to any Shares to be issued under the Plan prior to the issuance thereof.

        (i) Construction of the Plan.  The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Delaware.

         (j) Legend. To the extent any stock certificate is issued to a Participant in respect of shares of Restricted Stock awarded under the Plan prior to the expiration of the applicable Restricted Period, such certificate shall be registered in the name of the Participant and shall bear the following (or similar) legend: “The shares of stock represented by this certificate are subject to the terms and conditions contained in the National Security Group, Inc. 2009 equity incentive plan and the Award Agreement, dated as of , between the Company and the Participant, and may not be sold, pledged, transferred, assigned, hypothecated or otherwise encumbered in any manner (except as provided in the Plan or in such Award Agreement) until .” Upon the lapse of the Restricted Period with respect to any such shares of Restricted Stock, the Company shall issue or have issued new share certificates without the legend described herein in exchange for those previously issued.

EX A-11

(k) Amendment of Plan.  The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such amendment would constitute a material change or revision that requires stockholder approval to comply with any of the following:

           (i) the corporate governance rules for listed companies on the NASDAQ Stock Exchange, including without limitation, IM 4350-5 of the Marketplace Rules;

           (ii) the exception for performance based compensation under Code Section 162(m) and the regulations promulgated thereunder; or

(iii) the exemption from Section 16 of Exchange Act provided by SEC Rule 16b-3.

Without the written consent of an affected Participant, no termination, suspension or modification of the Plan shall adversely affect any right of such Participant under the terms of an Award granted before the date of such termination, suspension or modification.

 (l) Amendment of Awards.  The Committee shall have the authority to amend any Award to include any provision which, at the time of such amendment, is authorized under the terms of the Plan; provided, however, that (i) no outstanding Award may be revoked or altered in a manner unfavorable to the Participant without the written consent of the Participant, (ii) no Performance Share shall be altered in a manner to increase the amount of compensation that would otherwise be due upon the attainment of the performance criteria; (iii) no outstanding Option may be altered in a manner that reduces the exercise price (except as provided in Section 13 hereof), and (iv) no outstanding Stock Appreciation Right may be altered in a manner that reduces the base price (except as provided in Section 13 hereof).

 (m) Application of Proceeds.  The proceeds received by the Company from the sale of Shares under the Plan will be used for general corporate purposes.

(n) Compliance with Legal and Exchange Requirements.  The Plan, the grant and exercise of Awards hereunder, and the other obligations of the Company under the Plan, shall be subject to all applicable federal and state laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, at its discretion, may (i) postpone the exercise of Awards, the issuance or delivery of Shares under any Award or any other action under the Plan to permit the Company, with reasonable diligence, to complete such stock exchange listing or registration or qualification of such Common Stock or other required action under any federal or state law, rule, or regulation, (ii) require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules, and regulations, and (iii) pay the Participant, in lieu of Shares, cash in an amount based upon the Fair Market Value of a Share as of the date Shares would otherwise be issuable with respect to an Award. The Company shall not be obligated to recognize the exercise of any Award or to otherwise sell or issue Common Stock in violation of any such laws, rules, and regulations. Any postponement of the exercise or settlement of any Award under this Section 14(n) shall not extend the term of such Award, and the Company, its officers and employees, the Board and the Committee shall have no obligation or liability to a Participant with respect to any Award (or Shares issuable thereunder) because of any actions taken pursuant to the provisions of this Section 14(n).

(o) Gender and Number.  Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

EX A-12